     As filed with the Securities and Exchange Commission on August 4, 1997

                                                      Registration No. 33-507
                                                      1940 Act File No. 811-4419
 -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. __

                         Post-Effective Amendment No. 30

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                         Amendment No. 31

                        (Check appropriate box or boxes.)


                              WRL SERIES FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                 201 Highland Avenue, Largo, Florida 33770-2597
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (813) 585-6565

                           Thomas E. Pierpan Box 5068
               ---------------------------------------------------

                         Clearwater, Florida 34618-5068
               ---------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

        It is proposed that this filing will become effective
(check appropriate box):

 X   immediately upon filing pursuant to paragraph (b) of Rule 485.
 --
 __  on DATE________, pursuant to paragraph (b) of Rule 485.

 __  60 days after filing pursuant to paragraph (a) of Rule 485.

 __  on DATE________, pursuant to paragraph (b) of Rule 485.

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2(a) under the Investment Company Act of 1940 and filed a Rule 24f-2 Notice on February 21, 1997, for the fiscal year ended December 31, 1996.

                              WRL SERIES FUND, INC.
                            Emerging Growth Portfolio
                                Global Portfolio
                                Growth Portfolio
                              Cross Reference Sheet


Form N-1A                                                                Location in
Item Number                                                              Prospectus
-----------                                                              -----------

Part A.
------
Item 1.   Cover Page ...................................................  Cover Page

Item 2.   Synopsis .....................................................  Not Applicable

Item 3.   Condensed Financial Information ..............................  Financial Highlights

Item 4.   General Description of Registrant ............................  Other Information - The
                                                                          Fund and Its Shares

Item 5.   Management of the Fund .......................................  Management of the
                                                                          Fund

Item 5.A. Management's Discussion of Fund Performance ..................  Not Applicable

Item 6.   Capital Stock and other Securities ...........................  Other Information - The
                                                                          Fund and Its Shares

Item 7.   Purchase of Securities Being Offered .........................  Other Information -
                                                                          Purchase and Redemption
                                                                          of Shares; Valuation of
                                                                          Shares

Item 8.   Redemption or Repurchase .....................................  Other Information -
                                                                          Purchase and
                                                                          Redemption of
                                                                          Shares

Item 9.   Pending Legal Proceedings ....................................  Not Applicable


Part B.                                                                   Location in Statement
-------                                                                   of Additional Information
                                                                          -------------------------

Item 10.  Cover Page ...................................................  Cover Page

Item 11.  Table of Contents ............................................  Table of Contents

Item 12.  General Information and History ..............................  Not Applicable

                              WRL SERIES FUND, INC.
                            Emerging Growth Portfolio
                                Global Portfolio
                                Growth Portfolio
                        Cross Reference Sheet (Continued)


                                                                          Location in
                                                                          Statement of
Form N-1A                                                                 Additional
Item Number                                                               Information
-----------                                                               ------------
Item 13.  Investment Objectives and Policies ...........................  Investment Objectives
                                                                          and Policies

Item 14.  Management of the Registrant .................................  Management of the
                                                                          Fund

Item 15.  Control Persons and Principal
          Holders of Securities ........................................  Purchase and
                                                                          Redemption of
                                                                          Shares
Item 16.  Investment Advisory and Other
          Services .....................................................  Management of the
                                                                          Fund

Item 17.  Brokerage Allocation and                                        Portfolio Transactions
          Other Practices...............................................  and Brokerage

Item 18.  Capital Stock and Other Securities ...........................  Capital Stock of the
                                                                          Fund

Item 19.  Purchase, Redemption and Pricing of                             Purchase and
          Securities Being Offered .....................................  Redemption of Shares

Item 20.  Tax Status ...................................................  Taxes

Item 21.  Underwriter ..................................................  Management of the
                                                                          Fund - The Investment
                                                                          Adviser - Distribution
                                                                          Agreement

Item 22.  Calculations of Yield Quotations of                             Calculation of
          Performance Data .............................................  Performance Related
                                                                          Information

Item 23.  Financial Statements .........................................  Financial Statements
                                                                          (incorporated  by reference)

PROSPECTUS
                             WRL SERIES FUND, INC.
                           EMERGING GROWTH PORTFOLIO
                               GLOBAL PORTFOLIO
                               GROWTH PORTFOLIO
                              201 HIGHLAND AVENUE
                           LARGO, FLORIDA 33770-2597
                           TELEPHONE (319) 398-8511

  WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Emerging Growth Portfolio, Global Portfolio and the Growth Portfolio of the Fund (collectively, the "Portfolios" and, individually, a "Portfolio").

  The investment objective of the Emerging Growth portfolio is to seek capital appreciation by investing primarily in common stocks of small and medium-sized companies.

  The investment objective of the Global Portfolio is to seek long-term growth of capital in a manner consistent with the preservation of capital.

  The investment objective of the Growth Portfolio is to seek growth of capital.

There can be, of course, no assurance that the Portfolios will achieve their objectives.

  Shares of the Fund are sold only to the separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Contract Owners"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

  WRL Investment Management, Inc. ("WRL Management") serves as the investment adviser ("Investment Adviser") to the Portfolios. Van Kampen American Capital Asset Management, Inc. ("Van Kampen") serves as sub-adviser to the Emerging Growth Portfolio and Janus Capital Corporation ("Janus Capital") serves as sub-adviser to the Global Portfolio and the Growth Portfolio (each a "Sub-Adviser" and collectively, "Sub-Advisers"). See "The Investment Adviser" and "The Sub-Advisers."

  This Prospectus sets forth concisely the information about the Portfolios that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  Additional information about the Fund, the Portfolios and other portfolios of the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information (the "SAI") pertaining to the Portfolios bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

                               ----------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS OR DISCLOSURE DOCUMENT FOR THE APPLICABLE VARIABLE ANNUITY CONTRACT OR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

                        PROSPECTUS DATED AUGUST 4, 1997

                               TABLE OF CONTENTS

Financial Highlights........................................................   3
Performance Information.....................................................   5
The Portfolios in Detail....................................................   7
Other Investment Policies and Restrictions..................................  10
Portfolio Securities and Risk Factors.......................................  13
Management of the Fund......................................................  26
Other Information...........................................................  30
Distribution and Taxes......................................................  33
Appendix A--Brief Explanation of Rating Categories.......................... A-1

                             FINANCIAL HIGHLIGHTS

  The information in the tables below is taken from each Portfolio's audited financial statements, which have been incorporated by reference into the SAI. The tables provide information for one share of capital stock outstanding during the respective Portfolio's fiscal periods ended on December 31 of each year using average shares outstanding throughout each year. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract; including these charges would reduce total return figures for all periods shown. The Fund's Annual Report contains additional performance information for each Portfolio. A copy of the Annual Report and SAI may be obtained without charge upon request.

                          EMERGING GROWTH PORTFOLIO*

                                            YEAR ENDED DECEMBER 31,
                                      ----------------------------------------
                                        1996       1995      1994     1993(D)
                                      --------   --------  --------   --------
Net asset value, beginning of
 period.............................  $  16.25   $  11.55  $  12.47   $  10.00
 INCOME FROM OPERATIONS:
 Net investment income (loss).......      (.04)       .01       .01       (.04)
 Net realized and unrealized gain
  (loss) on investments.............      3.10       5.42      (.92)      2.51
                                      --------   --------  --------   --------
  Total income (loss) from
   operations.......................      3.06       5.43      (.91)      2.47
                                      --------   --------  --------   --------
 DISTRIBUTIONS:
 Dividends from net investment
  income............................       .00        .00      (.01)       .00
 Dividends in excess of net
  investment income.................       .00        .00       .00        .00
 Distributions from net realized
  gains on investments..............      (.85)      (.73)      .00        .00
 Distributions in excess of net
  realized gains on investments.....       .00        .00       .00        .00
                                      --------   --------  --------   --------
  Total distributions...............      (.85)      (.73)     (.01)       .00
                                      --------   --------  --------   --------
Net asset value, end of period......  $  18.46   $  16.25  $  11.55   $  12.47
                                      ========   ========  ========   ========
Total return(a).....................     18.88%     46.79%    (7.36%)    24.71%
RATIOS AND SUPPLEMENTAL DATA:
 Net assets at end of period
  (in thousands)....................  $431,454   $288,519  $182,650   $102,472
 Ratio of expenses to average net
  assets(b).........................       .94%       .91%      .92%      1.00%
 Ratio of net investment income
  (loss) to average net assets(b)...      (.24%)      .03%      .06%      (.30%)
 Ratio of commissions paid to number
  of shares.........................      5.65%       N/A       N/A        N/A
 Portfolio turnover rate(a).........     80.02%    124.13%    72.62%     12.79%

* See notes to Financial Highlights on p. 5.

                               GLOBAL PORTFOLIO*

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1996      1995      1994     1993    1992(C)
                                --------  --------  --------  -------  -------
Net asset value, beginning of
 period.......................  $  15.52  $  13.12  $  13.62  $ 10.16  $10.00
 INCOME FROM OPERATIONS:
 Net investment income (loss).       .08       .10       .10      .04    (.02)
 Net realized and unrealized
  gain (loss) on investments..      4.20      2.91       .10     3.72     .18
                                --------  --------  --------  -------  ------
  Total income (loss) from
   operations.................      4.28      3.01       .20     3.76     .16
                                --------  --------  --------  -------  ------
 DISTRIBUTIONS:
 Dividends from net investment
  income......................      (.04)      .00      (.10)    (.04)    .00
 Dividends in excess of net
  investment income...........      (.17)      .00      (.01)     .00     .00
 Distributions from net
  realized gains on
  investments.................     (1.47)     (.61)     (.56)    (.26)    .00
 Distributions in excess of
  net realized gains on
  investments.................       .00       .00      (.03)     .00     .00
                                --------  --------  --------  -------  ------
  Total distributions.........     (1.68)     (.61)     (.70)    (.30)    .00
                                --------  --------  --------  -------  ------
Net asset value, end of
 period.......................  $  18.12  $  15.52  $  13.12  $ 13.62  $10.16
                                ========  ========  ========  =======  ======
Total return(a)...............     27.74%    23.06%      .25%   35.05%   1.62%
RATIOS AND SUPPLEMENTAL DATA:
 Net assets at end of period
  (in thousands)..............  $534,820  $289,506  $261,778  $99,094  $  508
 Ratio of expenses to average
  net assets(b)...............       .99%      .99%     1.01%    1.09%   2.48%
 Ratio of net investment
  income (loss) to average net
  assets(b)...................       .46%      .75%      .73%     .30%  (2.23%)
 Ratio of commissions paid to
  number of shares............      1.54%      N/A       N/A      N/A     N/A
 Portfolio turnover rate(a)...     88.31%   130.60%   192.06%   79.93%    .00%

                                      GROWTH PORTFOLIO*

                                                           YEARS ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------------------
                             1996        1995       1994       1993      1992      1991      1990      1989     1988     1987
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
 Net asset value,
  beginning of period...  $    31.66  $    23.81  $  26.25   $  25.83  $  26.26  $  17.48  $  17.85   $ 12.97  $ 11.14  $ 10.14
 INCOME FROM OPERATIONS
  Net investment income
   (loss)...............         .34         .26       .22        .28       .36       .27       .30       .19      .31      .21
  Net realized and
   unrealized gain
   (loss) on
   investments..........        5.35       10.97     (2.41)       .79       .52     10.75      (.33)     6.29     1.83     1.00
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
   Total Income (loss)
    from operations.....        5.69       11.23     (2.19)      1.07       .88     11.02      (.03)     6.48     2.14     1.21
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
 DISTRIBUTIONS:
  Dividends from net
   investment income....        (.35)       (.24)     (.22)      (.28)     (.36)     (.27)     (.30)     (.19)    (.31)    (.21)
  Dividends in excess of
   net investment
   income...............        (.01)        .00       .00        .00       .00       .00       .00       .00      .00      .00
  Distributions from net
   realized gains on
   investments..........       (1.99)      (3.14)      .00       (.37)     (.95)    (1.97)     (.04)    (1.41)     .00      .00
  Distributions in
   excess of net
   realized gains on
   investments..........         .00         .00      (.03)       .00       .00       .00       .00       .00      .00      .00
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
   Total Distributions..       (2.35)      (3.38)     (.25)      (.65)    (1.31)    (2.24)     (.34)    (1.60)    (.31)    (.21)
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
 Net asset value,
  end of period.........  $    35.00  $    31.66  $  23.81   $  26.25  $  25.83  $  26.26  $  17.48   $ 17.85  $ 12.97  $ 11.14
                          ==========  ==========  ========   ========  ========  ========  ========   =======  =======  =======
 Total Return(a)........       17.96%      47.12%    (8.31%)     3.97%     2.35%    59.79%     (.22%)   47.04%   18.62%   10.90%
 RATIOS AND SUPPLEMENTAL
  DATA:
 Net assets, at end of
  period (in thousands).  $1,527,409  $1,195,174  $814,383   $934,810  $711,422  $393,511  $129,057   $74,680  $28,497  $15,815
 Ratio of expenses to
  average net assets(b).         .88%        .86%      .84%       .87%      .86%      .90%     1.00%     1.00%    1.00%    1.00%
 Ratio of net investment
  income (loss) to
  average net assets(b).         .98%        .90%      .88%      1.07%     1.44%     1.21%     2.06%     1.18%    2.50%    1.84%
 Ratios of commissions
  paid to number of
  shares................        4.93%        N/A       N/A        N/A       N/A       N/A       N/A       N/A      N/A      N/A
 Portfolio turnover
  rate(a)...............       45.21%     130.48%   107.33%     77.91%    77.70%     7.27%   157.07%   123.80%   76.27%  222.13%

* See Notes to Financial Highlights on p. 5.

--------
NOTES TO FINANCIAL HIGHLIGHTS
(a) For periods of less than one year the total return and portfolio turnover rate are not annualized.
(b) For periods of less than one year the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets are annualized. Without the advisory fee waiver by WRL (the Fund's Investment Adviser prior to January 1, 1997) the ratio for each period presented would be as follows:

                                            DECEMBER 31,
                          ----------------------------------------------------
   PORTFOLIO              1996 1995 1994 1993  1992 1991 1990 1989  1988  1987
   ---------              ---- ---- ---- ----  ---- ---- ---- ----  ----  ----
   Emerging Growth.......   *    *    *  1.16%  **   **   **    **    **    **
   Global................   *    *    *     *    *   **   **    **    **    **
   Growth................   *    *    *     *    *    *    *  1.13% 1.49% 1.90%

   * No waiver--Portfolio did not exceed expense limitations.
  ** Portfolio was not in existence during this period.
(c) The inception of this Portfolio was December 3, 1992.
(d) The inception of this Portfolio was March 1, 1993.

                            PERFORMANCE INFORMATION

  The Fund may include quotations of a Portfolio's total return in connection with the total return for the appropriate Separate Account, in advertisements, sales literature or reports to Contract Owners or to prospective investors. Total return quotations for a Portfolio reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return will not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information which show total return for the Separate Accounts, Policies or Annuity Contracts.

TOTAL RETURN

  Total return refers to the average annual percentage change in value of an investment in a Portfolio held for a stated period of time as of a stated ending date. When a Portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a Portfolio's investment advisory fees and expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

  The rates of return shown below depict the actual investment experience of each of the Portfolios for the periods shown. THE INFORMATION PROVIDED BELOW SHOWS THE HISTORICAL INVESTMENT EXPERIENCE OF EACH OF THE PORTFOLIOS. IT DOES NOT REPRESENT PROJECTED FUTURE INVESTMENT PERFORMANCE.

  ALSO SHOWN ARE COMPARABLE FIGURES FOR THE UNMANAGED STANDARD & POOR'S COMPOSITE STOCK INDEX (S&P 500), A WIDELY USED MEASURE OF MARKET PERFORMANCE.

                  AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                  FOR THE PERIODS ENDED ON DECEMBER 31, 1996

       FUND PORTFOLIO         INCEPTION 10 YEARS 5 YEARS 1 YEAR  INCEPTION DATE
       --------------         --------- -------- ------- ------ ----------------
Emerging Growth..............  20.04%     N/A      N/A   18.88% March 1, 1993
Global.......................  20.82%     N/A      N/A   27.74% December 3, 1992
Growth.......................  17.66%    17.98%  11.11%  17.96% October 2, 1986
S&P 500......................  15.46%    15.28%  15.22%  22.96%

PERFORMANCE SHOWN IN ADVERTISING

  A Portfolio may disclose in advertisements, sales literature and reports to Contract Owners or to prospective Contract Owners, total returns for the Portfolios for periods in addition to those required to be presented. It may also disclose other nonstandardized data, such as cumulative total returns, actual year-by-year returns, or any combination thereof.

PERFORMANCE RANKINGS AND COMPARISONS TO STANDARD INDEXES

  Performance of the Portfolios may also be compared to: (1) indexes, such as the S&P 500, the Dow Jones Industrial Average or other widely recognized indexes; (2) other mutual funds whose performance is reported by all or any of Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar"), or as reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance and Fortune, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds according to overall performance, investment objective, and assets. Unmanaged indexes, such as the S&P 500, may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expenses associated with operating and managing a portfolio. In connection with a ranking, a Portfolio will also provide information in sales literature, advertisements, and reports with respect to the ranking, including the particular category of fund to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of any fee waivers and/or expense reimbursements.

SUB-ADVISER PERFORMANCE

  A portfolio may disclose in advertisements, supplemental sales literature, and reports to Contract Owners or to prospective investors total returns of an existing SEC-registered fund that is managed by the Portfolio's Sub-Adviser and that has investment objectives, policies, and strategies substantially similar to those of such Portfolio (a "Similar Sub-Adviser Fund").

  ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE DESIGNATED PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AS THE DESIGNATED PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. For example, any Portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund due to, among other things, certain inherent differences between a Portfolio and the Similar Sub-Adviser Fund.

  For the Emerging Growth Portfolio and the Global Portfolio the tables set forth below show each Portfolio's respective Similar Sub-Adviser Fund, the inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 1996. These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than its corresponding Portfolio of the Fund. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF ANY PORTFOLIOS.

                     SIMILAR SUB-ADVISER FUND PERFORMANCE

                                                                       AVERAGE ANNUAL
                                                                        TOTAL RETURN
                                                                     (WITH SALES LOADS)
                                                                  -----------------------------
                             SIMILAR                                                  10 YEARS
                           SUB-ADVISER    INCEPTION     TOTAL                         OR SINCE
       PORTFOLIO               FUND         DATE       ASSETS     1 YEAR    5 YEARS   INCEPTION
       ---------         ---------------- --------- ------------- ------    -------   ---------
Global Portfolio........ Janus Worldwide   5/15/91  5,046,304,293 26.40(1)   17.45(1)   19.86(1)
Emerging Growth          Van Kampen        Class A      1,652,300 11.13(2)   15.21(2)   16.54(2)
 Portfolio.............. American Capital  10/2/70
                         Emerging Growth

--------
(1) The Janus Worldwide Fund does not have a sales load.
(2) Total returns are for Class A shares of the Van Kampen American Capital Emerging Growth Fund ("Fund") and reflect a deduction of a 5.75% front end sales load. The Fund also has Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in different total returns.

                                                                       AVERAGE ANNUAL
                                                                        TOTAL RETURN
                                                                   (WITHOUT SALES LOADS)
                                                                  ------------------------
                             SIMILAR                                             10 YEARS
                           SUB-ADVISER    INCEPTION     TOTAL                    OR SINCE
       PORTFOLIO               FUND         DATE       ASSETS     1 YEAR 5 YEARS INCEPTION
       ---------         ---------------- --------- ------------- ------ ------- ---------
Global Portfolio........ Janus Worldwide   5/15/91  5,046,304,293 26.40   17.45    19.86
Emerging Growth          Van Kampen        Class A      1,652,300 17.91   16.58    17.23
 Portfolio.............. American Capital  10/2/70
                         Emerging Growth

  THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES AND ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "OTHER PORTFOLIOS.") (SEE THE SAI FOR MORE INFORMATION ABOUT THE PORTFOLIOS' PERFORMANCE.)

                           THE PORTFOLIOS IN DETAIL


  This section takes a closer look at each Portfolio's policies and techniques and the securities in which the Portfolios invest. PLEASE CAREFULLY REVIEW THE "OTHER INVESTMENT POLICIES AND RESTRICTIONS" AND "PORTFOLIO SECURITIES AND RISK FACTORS" SECTIONS OF THIS PROSPECTUS FOR A DESCRIPTION OF EACH OF THE PORTFOLIO'S INVESTMENTS IDENTIFIED BELOW AND THE RISKS ASSOCIATED WITH THOSE INVESTMENTS. You should carefully consider your goals, time horizon and risk tolerance before choosing a Portfolio.

INVESTMENT OBJECTIVES AND POLICIES

  Each Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund (the "Fund's Board") without shareholder or Contract Owner approval. A change in the investment objective or policies of a Portfolio may result in that Portfolio having an investment objective or policies different from that which a Contract Owner deemed appropriate at the time of investment. You will be notified of any such change so that you may determine whether that Portfolio remains an appropriate investment for your Annuity Contract. More information about each Portfolio's investment techniques and restrictions is set forth in the SAI for the Portfolios, which is available without charge upon request. There can be, of course, no assurance that each Portfolio will achieve its investment objective.

EMERGING GROWTH PORTFOLIO

  The investment objective of the Emerging Growth Portfolio is to seek capital appreciation.

  The Portfolio seeks to achieve its investment objective by investing primarily in common stocks of small and medium-sized companies. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of small and medium-sized companies, both domestic and foreign, in the early stages of their life cycle, that the Sub-Adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

  The Portfolio does not limit its investments to any single group or type of security. The Portfolio does not intend to invest more than 5% of its net assets in unseasoned companies or special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more than likely to experience unexpected fluctuations in price.

  The Portfolio's primary approach is to seek what the Sub-Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.

  While the Portfolio invests primarily in common stocks, it may invest to a limited extent in other securities such as preferred stocks, convertible securities, warrants (up to 5% of assets), illiquid securities (up to 15% of its net assets), repurchase agreements, restricted securities (up to 5% of assets) and up to 20% of its total assets in securities of foreign issuers, including American Depositary Receipts ("ADRs").

  The Portfolio expects to utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the Portfolio's investment portfolio and the Sub-Adviser's expectations concerning the securities markets.

  In times of stable or rising stock prices, the Portfolio generally seeks to obtain maximum exposure to the stock market, i.e., to be "fully invested." Even when the Portfolio is fully invested, the Sub-Adviser believes that prudent management may require that at least a small portfolio of assets be available as cash to honor redemption requests and for other short term needs. The Portfolio may have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the Portfolio can "equitize" the cash portion of its assets and obtain equivalent performance to investing 100% of its assets in equity securities.

  Although the Portfolio's assets will be invested primarily in equity securities at most times, the Portfolio's assets may be invested up to 100% in U.S. Government securities, high-grade commercial paper, cash, high-quality money market instruments, corporate bonds and debentures, preferred stocks or certificates of deposit of commercial banks, when, in the opinion of the Sub-Adviser, a temporary defensive position is warranted, or so that the Portfolio may receive a return on its idle cash.

GLOBAL PORTFOLIO

  The investment objective of the Global Portfolio is to seek long-term growth of capital in a manner consistent with preservation of capital.

  The Portfolio seeks to achieve its investment objective by investing in companies on a worldwide basis, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments will, therefore, be incidental to the Portfolio's objective.

  The Portfolio's assets will normally be invested in securities of issuers from at least five different countries, including the United States. The Portfolio may, on a temporary basis, invest all of its assets in less than five, or even a single country. When recommending allocations of the Portfolio's investments among regions and countries, the Portfolio's Sub-Adviser considers various factors such as prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships.

  Although it is the policy of the Portfolio to purchase and hold securities for long-term capital growth in a manner consistent with preservation of capital, changes in the Portfolio will generally be made when the Sub-Adviser believes they are advisable, typically either as a result of a security having reached a price objective or by reason of developments not foreseen at the time of the security's purchase.

  Because the sale of a security ordinarily will be made without reference to the length of time the security has been held, a significant number of short-term transactions may result. The rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when a security has been held for an insufficient length of time. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs for the Portfolio. These are ultimately borne by the Policyholders.

  The Sub-Adviser seeks to reduce the risks associated with these considerations through diversification and active professional management.

  The Portfolio seeks to invest substantially all of its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in equity securities. Common stock investments are selected from industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

  Although the assets of the Portfolio are ordinarily invested in common stocks at most times, the Portfolio may increase its cash position (up to 100% of assets) when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in Government securities, corporate bonds and debentures, bank obligations, high-grade commercial paper, preferred stocks, certificates of deposits or other securities of U.S. issuers. These investments will be made when the Sub-Adviser perceives an opportunity for capital growth from such securities, or to enable the Portfolio to receive a competitive return on its uninvested cash.

  The Portfolio's investments in debt securities will be made in securities of U.S. and foreign companies, the U.S. Government, foreign governments, and U.S. and foreign governmental agencies and instrumentalities and other government entities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

  The Portfolio may also invest in futures contracts, related options, repurchase and reverse repurchase agreements, forward foreign currency contracts and other derivative instruments, up to 5% in high-yield bonds, and when issued securities (up to 20% of its assets).

GROWTH PORTFOLIO

  The investment objective of the Portfolio is growth of capital.

  The Portfolio seeks to achieve its investment objective by investing substantially all of its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks issued by companies with earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their growth potential; investment income is not a consideration.

  Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. In such case, the Portfolio may invest in Government securities, high-grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities.

  The Portfolio may also invest in repurchase and reverse repurchase agree-ments, illiquid securities (up to 15% of its net assets), futures contracts, related options, forward foreign currency contracts, and other derivatives, and when-issued securities (up to 20% of its assets). The Portfolio may also invest up to 25% of its net assets in foreign securities (which may be pur-chased through ADRs, European Depositary Receipts ("EDRs") and Global Deposi-tary Receipts ("GDRs,") as well as directly) and up to 5% in high-yield bonds.

                  OTHER INVESTMENT POLICIES AND RESTRICTIONS

  The Portfolios are subject to certain other investment policies and restrictions which are described in the SAI for the Portfolios. Unless otherwise noted, the investment policies, techniques, and percentage restrictions described below are non-fundamental and may be changed by the Fund's Board without Contract Owner approval.

  Unless otherwise stated, each of the following policies applies to all of the Portfolios. In addition, unless otherwise stated below, the percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security.

CASH POSITION

  A Portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases.

DIVERSIFICATION AND CONCENTRATION

  The Investment Company Act of 1940, as amended ("1940 Act") classifies investment companies as either diversified or non-diversified.

  Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

  The Portfolios qualify as diversified funds under the 1940 Act. The Portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

  . As a fundamental policy, with respect to 75% of the total assets of a Portfolio, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. Government securities) as defined in the 1940 Act and, with respect to some Portfolios, in other types of cash items.

  . As a fundamental policy, with respect to 75% of the total assets of a Portfolio, the Portfolio will not purchase a security of any issuer if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.

  . As a fundamental policy governing concentration, no Portfolio will invest more than 25% of its assets in any one particular industry, other than U.S. Government securities.

PORTFOLIO TURNOVER

  A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. (See "Financial Highlights" for each Portfolio on pages 3-5 for more information on historical turnover rates.)

  Changes in security holdings are made by a Portfolio's Sub-Adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

  A Sub-Adviser may engage in a significant number of short-term transactions if such investing serves the Portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate.

  Increased turnover results in higher brokerage costs or mark-up charges for the Portfolio; these charges are ultimately borne by the Contract Owners. For further discussion of portfolio turnover, see the SAI.

BORROWING

  Each Portfolio may borrow money from banks for temporary or emergency purposes. The amount borrowed by each Portfolio shall not exceed 25% of its total assets.

  To secure borrowings, a Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets. (See the SAI for any exceptions to this limitation.)

  The Portfolios with a common Sub-Adviser may also borrow (or lend) money to other funds that permit such transactions and are also advised by that Sub-Adviser, provided each Portfolio seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

LENDING

  Each Portfolio may lend securities to broker-dealers and financial institutions to realize additional income; the Portfolios will not lend when, as a result of such loan, more than 25% of total assets would be lent to other parties.

  If the borrower of a security defaults, a Portfolio may be delayed or prevented from recovering collateral, or may be otherwise required to cover a transaction in the security loaned.

  If portfolio securities are loaned, collateral values must be continuously maintained at no less than 100% by pricing both the securities loaned and the collateral daily.

  If a material event is to be voted upon affecting a Portfolio's investment in securities which are on loan, the Portfolio will take such actions as may be appropriate in order to vote its shares.

  The Portfolios may also lend (or borrow) money to other funds that are managed by their respective Sub-Adviser provided each Portfolio seeks and obtains permission from the SEC.

  For more information about Portfolio lending, see the SAI.

SHORT SALES

  Each Portfolio may sell securities "short against the box." A short sale is the sale of a security that the Portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the Portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

OTHER INVESTMENT COMPANIES

  Each Portfolio may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. Each Portfolio may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the Portfolio. However, if the Growth or Global Portfolio invests in a Janus money market fund, Janus Capital will remit to such Portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the Portfolio's assets.

SPECIAL SITUATIONS

  A Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Portfolio's Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough, or other extraordinary corporate event, or differences in market supply and demand for the security.

  Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Portfolio will depend on the Portfolio's size and the extent of the holdings of the special situation issuer relative to its total assets.

                     PORTFOLIO SECURITIES AND RISK FACTORS

  This section provides a more detailed description of some of the types of securities and other instruments in which a Portfolio may invest. A Portfolio may invest in these instruments to the extent permitted by its investment objective, policies, and restrictions. NOT ALL OF THESE INSTRUMENTS ARE USED BY EACH PORTFOLIO. A Portfolio is not limited by this discussion and may invest in other types of instruments not precluded by the policies discussed above. (See "The Portfolios, in Detail," p. 7, and the SAI for more information regarding a Portfolio's investment objective and its policies, that include limitations imposed on certain investments.)

EQUITY SECURITIES

  Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may also include certain equity-indexed securities, the value of which is linked to a securities index (e.g., the S&P
500).

  COMMON STOCK represents the basic ownership of a corporation. Common stocks historically have provided the greatest long-term growth potential in a company, but future results are not guaranteed. Owners of common stock share directly in the success or failure of the business.

  PREFERRED STOCK ranks senior to common stock and has certain fixed-income features.

  Preferred stockholders receive dividends before they are distributed to the common stockholders.

                                 RISK FACTORS

  The price of any equity security rises and falls. Common stocks generally represent the riskiest investment in a company. It is possible that investors may lose their entire investment.

  In addition to the risk associated with individual equity securities, an equity-indexed security carries overall market risk and the risk of fluctuation inherent in the indexed security as distinguished from the securities comprising the applicable index.

  Any equity security also presents the risks inherent in the particular industry of the issuer of the equity security. Certain of these industries, and the risks presented by such industries, are described below.

  . GOLD STOCK AND GOLD BULLION--Gold stocks are equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold. Investments in gold bullion involve the purchase of bars or ingots of the precious metal.

                                 RISK FACTORS

              Due to monetary and political policies on a national and international level, the price of gold is subject to substantial fluctuations, which will have an effect on the profitability of issuers of gold stocks and the market value of their securities.

              Changes in the political or economic climate for the two largest gold producers--South Africa and the Commonwealth of Independent States (the former Soviet Union)--may have a direct impact on the price of gold worldwide.

              A Portfolio's investments in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which a Portfolio would be able to realize gains on such investments. Furthermore, a Portfolio may encounter storage and transaction costs in connection with their ownership of gold bullion that may be higher than those associated with the purchase, holding and disposition of more traditional types of investments.

  . HEALTH CARE--Health care stocks are equity securities of companies primarily engaged in the design, manufacture, or sale of products or services used for, or in connection with, health care or medicine.

                                 RISK FACTORS

              Securities in the health care sector are subject to price fluctuations based on industry changes, changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

  . FINANCIAL SERVICES--Financial services investing includes equity securities of companies that provide financial services to consumers and industry. A company is principally engaged in the industry if it derives more than 15% of revenues or profits from brokerage or investment management activities.

                                 RISK FACTORS

              Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. The performance of equity securities of this industry may be affected by the conditions that effect this industry.

  . UTILITIES--Utility stocks are equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities such as telephone and telegraph companies.

                                 RISK FACTORS

              Risks associated with the utility industry include difficulty in earning adequate returns on investments despite frequent rate increases, restriction on operation and increased costs and delays due to government regulations, building or construction delays, environmental regulations, difficulty of the capital markets in absorbing utility debt and equity securities, and difficulties in obtaining fuel at reasonable prices.

  . ENERGY--Energy stocks are equity securities of companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.

                                 RISK FACTORS

              Risks associated with the energy industry include difficulty in adequate returns due to increased costs and delays due to government regulations, building or construction delays, and environmental regulations.

  . NATURAL RESOURCES--Natural Resource stocks are equity securities of domestic and foreign companies with substantial natural resource assets. Natural resource assets are materials derived from natural sources which have economic value. Examples of natural resource assets include precious metals (e.g. gold, silver and platinum), ferrous and nonferrous metals (e.g. iron, steel, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gas), timber land, undeveloped real property and agricultural commodities.

                                 RISK FACTORS

              During periods of economic or financial instability, the securities of such companies are subject to extreme price fluctuations, reflecting the high volatility of certain natural resources, such as precious metals, during these periods. In addition the instability of prices of these natural resources may result in volatile earnings of related companies, which in turn, may affect adversely the financial condition of such companies.

SMALL CAPITALIZATION COMPANIES

  A Portfolio may invest in equity securities issued by small-cap companies. For these purposes, a Sub-Adviser may define small-cap companies differently. Generally a small-cap company will have market capitalizations of $1 billion or less. A Portfolio's investments in small capitalization stocks may include companies that have limited operating histories, product lines, and financial and managerial resources. These companies may be subject to intense competition from larger companies, and their stocks may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies. Due to these and other factors, small-cap companies may suffer significant losses as well as realize substantial growth. See the Emerging Growth Portfolio's discussion of small-cap companies under the section "THE PORTFOLIOS IN DETAIL."

DEBT SECURITIES AND FIXED-INCOME INVESTING

  Debt securities include such securities as corporate bonds and debentures, commercial paper, debt securities issued by the U.S. Government, its agencies and instrumentalities, or foreign governments, asset-backed securities, collateralized mortgage obligations ("CMOs"), zero coupon bonds, "strips", pay-in-kind and step securities.

  Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the Portfolio owns "debt" and becomes a creditor to the company or government.

  Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A Portfolio may vary the average maturity of its portfolio of debt securities based on the Sub-Adviser's analysis of interest rate trends and factors.

  Bonds rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Corporation ("S&P") are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix A for a description of debt securities ratings.)

                                 RISK FACTORS

  Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

  Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. The Portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

  Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the Portfolio's share price will depend upon the extent of the Portfolio's investment in such securities.

CONVERTIBLE SECURITIES

  Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock of the issuer or a related financial entity (for example, a merged or acquired company or partner). Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security hold, such as DECs--(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS-- (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS-- (Preferred Equity Redeemable Stock, (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES--(Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue.)

  Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of decline in market value than the issuer's common stock. However, the extent to which such risk is reduced depends greatly upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock.

  Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet, hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated.

                                 RISK FACTORS

  As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

  A Portfolio may invest in repurchase and reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Portfolio and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the Portfolio at a specified price and date upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. Repurchase agreements not terminable within seven days are considered illiquid securities.

  A Portfolio invests in a reverse repurchase agreement when it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the Portfolio will segregate with its custodian cash and other liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the Portfolio for the purposes of the 1940 Act.

                                 RISK FACTORS

  Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

  Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets.

MONEY MARKET INSTRUMENTS

  A Portfolio may invest in the following types of money market instruments:
U.S. Government securities; obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities; bank obligations (including certificates of deposit ("CDs"), time deposits and bankers' acceptances of foreign or domestic banks, domestic savings and loan associations and other banking institutions); commercial paper; and repurchase agreements.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

                                 RISK FACTORS

  Investors should be aware that the value of the U.S. Government securities held by a Portfolio will fluctuate with changes in interest rates, with a decrease in interest rates generally resulting in an increase in the value of the securities and an increase in interest rates having the opposite effect.

  In addition, certain obligations, such as long-term obligations issued by the GNMA and the FNMA, represent ownership interest in pools of mortgages that may be subject to significant unscheduled prepayments as a result of a drop in mortgage interest rates. Because these prepayments must be reinvested, possibly in pools including mortgages bearing lower interest rates, these obligations may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturity. They have a comparable risk of decline during periods of rising interest rates.

BANK OBLIGATIONS

  Subject to its investment policy, a Portfolio may invest in bank obligations such as CDs or time deposits. Such investments involve the risks that an investment in the banking industry may entail.

                                 RISK FACTORS

  Banks are subject to extensive governmental regulations which may limit both the amount and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.

  The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry.

  Exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

FOREIGN BANK OBLIGATIONS

  A Portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments prevent certain risks.

                                 RISK FACTORS

  Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

  In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

FOREIGN SECURITIES

  Foreign securities include equity and debt securities of foreign issuers. Each Portfolio may invest in foreign securities subject to its investment limitations.

  In addition to direct foreign investment, each Portfolio may invest in foreign securities through ADRs or American Depositary Shares ("ADSs"), which are dollar-denominated receipts issued by domestic banks or securities firms. ADRs and ADSs are publicly traded on U.S. exchanges, and may not involve the same risks as securities denominated in foreign currency.

  Each Portfolio may also indirectly invest in foreign securities through EDRs, which are typically issued by European banks; in GDRs, which may be issued by domestic or foreign banks; and in other types of receipts evidencing ownership of foreign securities.

                                 RISK FACTORS

  For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by several risks which include:

  CURRENCY RISK. Changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, a Portfolio's share price and returns.

  Generally, in a period when the U.S. dollar commonly rises against foreign currencies, the return on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

  Exchange rates are affected by numerous factors, including relative interest rates, balances of trade, levels of foreign investment and manipulation of central banks. The foreign currency market is essentially unregulated and can be subject to speculative trading. From time to time, many countries impose exchange controls which limit or prohibit trading in certain currencies.

  ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currencies. However, the value of the currency in which the foreign security represented by the ADR is denominated may affect the value of the ADR.

  To the extent that a Portfolio invests in foreign securities denominated in foreign currencies, its share price reflects the price movements both of its securities and of the currencies in which they are denominated. The share price of a Portfolio that invests in both U.S. and foreign securities may have a low correlation with movements in the U.S. markets. If most of the securities in a Portfolio are denominated in foreign currencies or depend on the value of foreign currencies, the relative strength of the U.S. dollar against those foreign currencies may be an important factor in a Portfolio's performance.

  CURRENCY TRADING COSTS. A Portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

  DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

  LESS INFORMATION AVAILABLE. There is generally less public information available about foreign companies.

  MORE DIFFICULT BUSINESS NEGOTIATIONS. A Portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

  REDUCED LIQUIDITY/INCREASED VOLATILITY. Some foreign securities are less liquid and their prices more volatile than securities of comparable U.S. companies.

  SETTLEMENT DELAYS. Settling foreign securities may take longer than settlements in the U.S.

  HIGHER CUSTODY CHARGES. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

  ASSET VULNERABILITY. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a Portfolio. Certain countries may also impose limits on the removal of securities or other assets of a Portfolio. Interest, dividends and capital gains on foreign securities held by a Portfolio may be subject to foreign withholding taxes.

  POLITICAL INSTABILITY. In some countries, political instability, war or diplomatic developments could affect investments.

  These risks may be greater in developing countries or in countries with limited or developing markets. In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, a Portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the Portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when Contract Owners cannot make transactions.

ADRS and ADSS are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the U.S., and therefore, such information may not be reflected in the market value of the ADRs and ADSs.

FUTURES, OPTIONS AND OTHER DERIVATIVES

Instruments commonly called "derivatives" include options on securities or foreign currency futures contracts, options on futures contracts, forward contracts, interest rate swaps, caps and floors, stock index futures and options on stock index futures. These instruments are commonly called derivatives because their price is derived from an underlying index, security or other measure of value.

  A Portfolio may engage in futures contracts and options. A Portfolio intends to use such derivatives primarily for bona fide hedging purposes, including to protect portfolio positions against market, interest rate or currency fluctuations, to equitize a cash position, for duration management, or to reduce the risk inherent in the management of the Portfolio. If used for other purposes as may be permitted under applicable rules pursuant to which the Portfolio would remain exempt from the definition of a "commodity pool operator" under the rules of the Commodity Futures Trading Commission ("CFTC"), the aggregate initial margin and premiums required to establish any non-hedging positions will not exceed 5% of the fair market value of a Portfolio's net assets.

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. A Portfolio may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indexes including interest rates or an index of U.S. Government, foreign government, equity or fixed-income securities.

  A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specific price on or before a specified date.

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange or floating rate payments for fixed rate payments).

  INTEREST RATE FUTURES CONTRACTS involve the purchase or sale of contracts for the future delivery of fixed-income securities at an established price. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase put and call options on securities, securities indexes and foreign currencies, subject to its investment restrictions.

  CALL OPTIONS give a buyer the right to purchase a portfolio security at a designated price until a certain date. The option must be "covered"--for example, the seller may own the securities required to fulfill the contract.

  PUT OPTIONS give the buyer the right to sell the security at a designated price until a certain date. Put options are "covered", for example, by segregating an amount of cash or securities equal to the exercise price.

  STOCK INDEX FUTURES obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specified dollar amount times the difference between the value of a specified stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  OPTIONS ON STOCK INDEX FUTURES CONTRACTS, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option.

                                 RISK FACTORS

  There can be no assurance the use of derivatives will help a Portfolio achieve its investment objective. Derivatives involve special risks and transaction costs, and draw upon skills and experience which are different from those needed to choose the other securities or instruments in which a Portfolio invests. Special risks of these instruments include:

  INACCURATE MARKET PREDICTIONS. If interest rates, securities prices or currency markets do not move in the direction expected by a Sub-Adviser who uses derivatives based on those measures, these instruments may fall in their intended purpose and result in losses to a Portfolio.

  IMPERFECT CORRELATION. Derivatives' prices may be imperfectly correlated with the prices of the securities, interest rates or currencies being hedged. When this happens, the expected benefits may be diminished.

  ILLIQUIDITY. A liquid secondary market may not be available for a particular instrument at a particular time. A Portfolio may therefore be unable to control losses by closing out a derivative position.

  TAX CONSIDERATIONS. A Portfolio may have to delay closing out certain derivative positions to avoid adverse tax consequences.

  The risk of loss from investing in derivative instruments is potentially unlimited.

FORWARD FOREIGN CURRENCY CONTRACTS

  A forward currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a Portfolio has exposure to foreign currencies. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

                                 RISK FACTORS

  Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

  Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Portfolio's limitation on investing in illiquid securities.

ILLIQUID SECURITIES

  Securities are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, certain restricted securities that are not registered for sale to the general public but that can be sold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of a Portfolio's investments could be impaired if such trading does not further develop or declines. Each Sub-Adviser will determine the liquidity of Rule 144A Securities under guidelines approved by the Fund's Board. (See the SAI for a description of these guidelines.)

                                 RISK FACTORS

  Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting a registration required in order to qualify for resale.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

  Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

  "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

  A Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

  The Portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to collateralize its delayed delivery purchases.

  New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                 RISK FACTORS

  At the time of settlement, the market value of the security may be more or less than the purchase price. A Portfolio bears the risk of such market value fluctuations. These transactions also involve risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction.

MORTGAGE- AND OTHER ASSET-BACKED SECURITIES

  Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio.

  CMOs are "pass-through" securities collateralized by mortgages or mortgage-backed securities. (Pass-through securities mean that principal and interest payments on the underlying securities, less servicing fees, are passed through to Policyholders on a pro rata basis.) CMOs are issued in classes and series that have different maturities and often are retired in sequence.

  Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans), and most often are structured as pass-through securities.

  Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements.

                                 RISK FACTORS

  Prepayments will shorten these securities' weighted average life and may lower their returns. The value of these securities may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them, in the case of mortgage-backed securities, or in the servicing agent for the pool, the originator of the pool or the financial institution providing the credit support or enhancement in the case of asset-backed securities. Interest rate risks are also involved with these investments; see "Debt Securities and Fixed-Income Investing," page 15.

  In addition, the mortgage securities market may be adversely affected by changes in government regulation or tax policies.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to Policyholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

                                 RISK FACTORS

  REITs may subject a Portfolio to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

  Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing," page 15).

ZERO COUPON, STRIPS, PAY-IN-KIND AND STEP COUPON SECURITIES

  Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Step coupon bonds sell at a discount and pay a low coupon rate for an initial period and a higher coupon rate thereafter. Pay-in-kind securities may pay interest in cash or a similar bond. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

                                 RISK FACTORS

  The market value of zero coupon bonds, step coupon bonds, pay-in-kind securities and strips generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality.

  A Portfolio may realize greater gains or losses as a result of such fluctuations. In order to pay cash distributions from these types of securities, a Portfolio may sell certain portfolio securities and may incur a gain or loss on such sales.

HIGH-YIELD/HIGH-RISK SECURITIES

  High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix A for a description of debt securities ratings.)

                                 RISK FACTORS

  The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

  Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged.

  In the event of a default, a Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

  The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities.

VARIABLE RATE MASTER DEMAND NOTES

  Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded.

  Although no active secondary market may exist for these notes, a Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party.

  While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a Sub-Adviser that the ratings are within the two highest ratings of commercial paper. (See the SAI for further information on these ratings.)

  In addition, when purchasing variable rate master demand notes, a Sub-Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

                                 RISK FACTORS

  In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

WARRANTS AND RIGHTS

  A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity.

  In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

                                 RISK FACTORS

  Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

  Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

                            MANAGEMENT OF THE FUND

DIRECTORS

  The Board of Directors is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the Portfolios' assets by the Investment Adviser and Sub-Advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

THE INVESTMENT ADVISER

  WRL Management, located at 201 Highland Avenue, Largo, Florida 33770-2597, serves as the Fund's Investment Adviser. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since January 1, 1997. Prior to that date, WRL served as the investment adviser to the Fund.

  Subject to the supervision of the Fund's Board, the Investment Adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.

ADVISORY FEES PAID BY THE PORTFOLIOS

  Subject to the supervision and direction of the Fund's Board, the Investment Adviser is responsible for managing the Portfolios in accordance with each Portfolio's stated investment objective and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. For the fiscal year ended December 31, 1996, each Portfolio paid the Investment Adviser advisory fees of 0.80% of the average daily net assets of such Portfolio.

  The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of each Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of each Portfolio's average daily net assets, 1.00%. For the fiscal year ended December 31, 1996, the expenses of the Emerging Growth Portfolio, the Global Portfolio and the Growth Portfolio, as a percentage of each Portfolio's average daily net assets, were 0.94%, 0.99% and 0.88%, respectively.

  In addition to the Investment Adviser's responsibilities discussed above, the Investment Adviser's advisory agreement with the Fund (the "Advisory Agreement") contemplates that the Investment Adviser, in connection with the performance of its responsibilities under the Advisory Agreement, will enter into sub-advisory agreements ("Sub-Advisory-Agreements") with Sub-Advisers to provide each Portfolio with portfolio management. Under current law, every Sub-Advisory Agreement must be submitted to and approved by shareholders and Contract Owners of a Portfolio before the Sub-Adviser can provide investment advice to that Portfolio. For example, if a new Sub-Adviser were retained, shareholders and Contract Owners would be required to approve the Sub-Advisory Agreement with that Sub-Adviser. Similarly, if a Sub-Advisory Agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder and Contract Owner approval would also be required. Moreover, in most instances when there is a change of control of a Sub-Adviser, shareholder and Contract Owner approval is required.

  The Fund's Board of Directors has determined that shareholders of each Portfolio have, in effect, elected to have the Investment Adviser select one or more Sub-Advisers best suited to achieve the Portfolio's investment objective. The Board believes that part of a shareholder's and Contract Owner's investment decision is a determination to have those selections made by the Investment Adviser, a professional management organization with personnel having substantial experience in making such evaluations, selections and terminations.

  Under applicable law, the Fund is not generally required to hold annual shareholders' meetings, and does not generally hold such meetings, unless legally required to do so, in order to avoid the attendant costs. The Fund is currently required to call a meeting of shareholders of a Portfolio whenever it decides to employ new or additional Sub-Advisers, or to approve a new Sub-Advisory Agreement after an "assignment," or due to a material change in Sub-Advisory Agreement terms, with respect to such Portfolio. Given the nature of the Fund's operations and shareholders' reasons for investing in various of the Portfolios, such expenses are considered to provide little if any benefit to shareholders. For these reasons, the Fund and the Investment Adviser have applied to the SEC for an exemption from the provisions of the 1940 Act to permit the Fund and the Investment Adviser, subject to certain conditions, to enter into, materially amend, and terminate, and to permit Sub-Advisers to act pursuant to, Sub-Advisory Agreements without shareholder or Contract Owner approval (the "Proposed Sub-Advisory Arrangement").

  If the SEC exemption is granted, certain conditions would apply. The conditions are intended to ensure that shareholders and Contract Owners receive adequate disclosure about the Sub-Advisers or a decision by the Investment Adviser and the Fund's Board of Directors to appoint a new Sub-Adviser or to change materially the terms of a Sub-Advisory Agreement. In addition, before a Portfolio could rely on the exemption, the Proposed Sub-Advisory Arrangement must be approved by a majority of the outstanding voting securities of the Portfolio.

DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT

  Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770-2597. ISI is an affiliate of the Investment Adviser, and serves as principal underwriter for the Fund.

  The expenses the Fund may pay pursuant to the Distribution Plan may include, but are not necessarily limited to, the following: cost of printing and mailing Fund prospectuses and statements of additional information, and any supplements thereto to prospective Contract Owners; costs relating to development and preparation of Fund advertisements, sales literature and brokers' and other promotional materials describing and/or relating to the Fund; expenses in connection with presentation of seminars and sales meetings describing the Fund; development of consumer-oriented sales materials describing the Fund; and expenses attributable to "distribution-related services" provided to the Fund (e.g., salaries and benefits, office expenses, equipment (i.e., computers, software, office equipment, etc.), training expenses, travel costs, printing costs, supply expenses, programming time and data center expenses, each as they relate to the promotion of the sale of Fund shares).

  Under the Distribution Plan, the Fund, on behalf of each Portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly.

  ISI will submit to the Fund's Board for approval annual distribution expenses with respect to a Portfolio. ISI allocates to a Portfolio distribution expenses specifically attributable to the distribution of shares of a Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a Portfolio are allocated among the other portfolios of the Fund, based upon the ratio of net asset value of each Portfolio to the net asset value of all portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement of future expenses, Contract Owners will be notified in advance.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

  Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement with WRL Investment Services, Inc. ("WRL Services"), located at 201 Highland Avenue, Largo, Florida 33770-2597, an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these services in connection with its serving as the Fund's investment adviser.

THE SUB-ADVISERS

  Each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for its respective Portfolio(s). Subject to review and supervision by the Investment Adviser and the Fund's Board, each Sub-Adviser is responsible for the actual investment management of its Portfolio(s) and for making decisions to buy, sell or hold any particular security. Each Sub-Adviser also places orders to buy or sell securities on behalf of its respective Portfolio. Each Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of its Portfolio(s). Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.

  Van Kampen American Capital Asset Management, Inc. ("Van Kampen"), located at One Parkview Plaza, Oakbrook Terrace, IL 60181, serves as the Sub-Adviser to the Emerging Growth Portfolio.

  Van Kampen became an indirect wholly-owned subsidiary of Morgan Stanley Group Inc. on October 31, 1996. On May 31, 1997, Morgan Stanley Group Inc. merged with Dean Witter, Discover & Co., a financial services company, to create Morgan Stanley, Dean Witter, Discover & Co.

                               PORTFOLIO MANAGER

  GARY M. LEWIS has served as Portfolio Manager for the Emerging Growth Portfolio since its inception. Mr. Lewis has also served as portfolio manager at Van Kampen for over six years and portfolio manager for the Van Kampen American Capital Emerging Growth Fund, Inc. since April, 1989.

JANUS CAPITAL CORPORATION

  Janus Capital Corporation ("Janus Capital"), located at 100 Fillmore Street, Denver, CO 80206, serves as the Sub-Adviser to the Growth and Global Portfolios. Thomas H. Bailey is the President of Janus Capital. Kansas City Southern Industries, Inc. owns approximately 83% of Janus Capital.

  Janus Capital provides investment management and related services to other mutual funds, individuals, corporate, charitable and retirement accounts. See "Management of the Fund--The Sub-Advisers" in the SAI for a more detailed description of the previous experience of Janus Capital as an investment adviser.

                              PORTFOLIO MANAGERS

  SCOTT W. SCHOELZEL has served as the Portfolio Manager for the Growth Portfolio since January 2, 1996. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds. Mr. Schoelzel is a Vice President of Janus Capital, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. Prior to 1991, he was a general partner of Ivy Lane Investments, Denver, Colorado (a real estate investment brokerage).

  HELEN Y. HAYES has served as Portfolio Manager of the Global Portfolio since its inception. Ms. Hayes also serves as a portfolio manager of other mutual funds. Ms. Hayes is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series. Ms. Hayes has been employed by Janus Capital since 1987.

SUB-ADVISERS COMPENSATION

  Janus Capital receives monthly compensation from the Investment Adviser at the annual rate of 0.40% of the average daily net assets of the Growth Portfolio and 0.40% of the average daily net assets of the Global Portfolio. Van Kampen receives monthly compensation at the annual rate of 0.40% of the average daily net assets of the Emerging Growth Portfolio, less 50% of amount of excess expenses paid by the Investment Adviser on behalf of the Emerging Growth Portfolio pursuant to any expense limitation.

PORTFOLIO TRANSACTIONS

  Each Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for its respective Portfolio(s). In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Within these parameters, each Sub-Adviser is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. The Sub-Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services, if the Sub-Adviser determines that such commissions are reasonable in relation to the overall services provided and the Sub-Adviser receives best execution. The information received may be used by the Sub-Adviser in managing the assets of other advisory and sub-advisory accounts, as well as in the management of the assets of a Portfolio.

  Sub-Advisers may also from time to time place portfolio brokerage with their affiliates in accordance with SEC regulations.

                               OTHER INFORMATION

JOINT TRADING ACCOUNTS

  Subject to approval by the Fund's Board, the Growth and Global Portfolios may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be other clients, including registered mutual fund clients, of Janus Capital or its affiliates. The Growth and Global Portfolios will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with each Portfolio's investment policies and restrictions. Janus Capital anticipates that the investments made by a Portfolio through the joint trading accounts will be at least as advantageous to the Portfolio as if the Portfolio had made such investment directly. (See "The Sub-Advisers" in the SAI.)

PERSONAL SECURITIES TRANSACTIONS

  The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

PURCHASE AND REDEMPTION OF SHARES

  Shares of the Portfolios are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Contract. Such charges are described in the prospectus for the Contract.

VALUATION OF SHARES

  Each Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

  Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio.

  Except for money market instruments maturing in 60 days or less, securities held by a Portfolio are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Advisers under the supervision of the Fund's Board. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. (See the SAI for details.)

THE FUND AND ITS SHARES

  The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as a diversified, open-end, management investment company.

  The Portfolios offer their shares only for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Shares may be offered to other life insurance companies in the future. Because the Portfolios' shares are sold to the Separate Accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts and variable annuity Separate Accounts to invest in the Portfolios simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contract owners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. If the Fund's Board were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.

  The Fund offers a separate class of common stock for each portfolio. All shares of a Portfolio and of each of the other portfolios of the Fund have equal voting rights, except that only shares of a particular portfolio will be entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of a Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon any liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of a Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event holders of the remaining shares would not be able to elect any directors.

  Only the Separate Accounts of the Life Companies may hold shares of a Portfolio and are entitled to exercise the rights directly as described above. If and to the extent required by law, Life Companies will vote a Portfolio's shares held in the Separate Accounts, including the Portfolio's shares which are not attributable to Contract Owners, at meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote a Portfolio's shares in their own right, they may elect to do so. The rights of Contract Owners are described in more detail in the prospectuses or disclosure documents for the Annuity Contracts.

REPORTS TO CONTRACT OWNERS

  The fiscal year of each Portfolio ends on December 31 of each year. The Fund will send to the Portfolios' Contract Owners, at least semi-annually, reports showing a Portfolio's composition and other information. An annual report, containing financial statements, audited by the Fund's independent accountants, will be sent to Contract Owners each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

  Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, acts as Custodian and Dividend Disbursing Agent of each Portfolio's assets.

ADDITIONAL INFORMATION

  The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                            DISTRIBUTION AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  Each Portfolio intends to distribute substantially all of the net investment income, if any. Dividends from investment income, if any, of a Portfolio normally are declared and paid semi-annually in additional shares of the Portfolio at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolio at the end of the fiscal year.

TAXES

  Each Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is a Portfolio's intention to distribute all such income and gains.

  Shares of each Portfolio are offered only to the Separate Accounts (which are insurance company separate accounts that fund the Contract). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Account, as well as the tax treatment of the Contract and the Contract Owners thereof, see "Certain Federal Income Tax Consequences" included in the prospectus for the Contract.

  Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Portfolio. Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on a Portfolio by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat a Portfolio's assets as assets of the related Separate Accounts, these limitations also apply to the Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions will be considered securities issued by the same issuer. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the

Contract, and tax consequences to the Contract Owners thereof, other than as described in the prospectus for the Contract.

  The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolios and its Contract Owners; see the SAI for a more detailed discussion. Prospective Contract Owners are urged to consult their tax advisors.

                                  APPENDIX A

                    BRIEF EXPLANATION OF RATING CATEGORIES

                   BOND RATING EXPLANATION
                   ----------- -----------
 STANDARD & POOR'S  AAA        Highest rating; extremely strong capacity to pay
                               principal and interest.
  CORPORATION       AA         High quality; very strong capacity to pay
                               principal and interest.
                    A          Strong capacity to pay principal and interest;
                               somewhat more susceptible to the adverse effects
                               of changing circumstances and economic
                               conditions.
                    BBB        Adequate capacity to pay principal and interest;
                               normally exhibit adequate protection parameters,
                               but adverse economic conditions or changing
                               circumstances more likely to lead to a weakened
                               capacity to pay principal and interest than for
                               higher rated bonds.
                    BB, B and  Predominantly speculative with respect to the
                    CC, CC, C  issuer's capacity to meet required interest and principal payments. BB- lowest degree of
                               speculation; C- the highest degree of
                               speculation. Quality and protective
                               characteristics outweighed by large
                               uncertainties or major risk exposure to adverse
                               conditions.
                    D          In default.

  PLUS (+) OR MINUS (-)--The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  UNRATED--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

 MOODY'S INVESTORS  Aaa        Highest quality, smallest degree of investment
                               risk.
  SERVICE, INC.     Aa         High quality; together with Aaa bonds, they
                               compose the high-grade bond group.
                    A          Upper-medium grade obligations; many favorable
                               investment attributes.
                    Baa        Medium-grade obligations; neither highly
                               protected nor poorly secured. Interest and
                               principal appear adequate for the present but
                               certain protective elements may be lacking or
                               may be unreliable over any great length of time.
                    Ba         More uncertain, with speculative elements.
                               Protection of interest and principal payments
                               not well safeguarded during good and bad times.
                    B          Lack characteristics of desirable investment;
                               potentially low assurance of timely interest and
                               principal payments or maintenance of other
                               contract terms over time.
                    Caa        Poor standing, may be in default, elements of
                               danger with respect to principal or interest
                               payments.
                    Ca         Speculative in a high degree; could be in
                               default or have other marked short-comings.
                    C          Lowest-rated; extremely poor prospects of ever
                               attaining investment standing.

  UNRATED--Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonably up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                             WRL SERIES FUND, INC.
                           EMERGING GROWTH PORTFOLIO
                                GLOBAL PORTFOLIO
                                GROWTH PORTFOLIO
                              201 HIGHLAND AVENUE
                           LARGO, FLORIDA 33770-2597
                            TELEPHONE (319) 398-8511

INVESTMENT ADVISER:

  WRL Investment Management, Inc.
  201 Highland Avenue
  Largo, FL 33770-2597

SUB-ADVISERS:

  Janus Capital Corporation                Van Kampen American Capital Asset
  100 Fillmore Street                      Management, Inc. One Parkview Plaza
  Denver, CO 80206                         Oakbrook Terrace, IL 60181



CUSTODIAN:

  Investors Bank & Trust Company
  200 Clarendon Street
  16th Floor
  Boston, MA 02116

INDEPENDENT ACCOUNTANTS:

  Price Waterhouse LLP
  1055 Broadway
  Kansas City, MO 64105

TRANSFER AGENT:

  WRL Investment Services, Inc.
  201 Highland Avenue
  Largo, FL 33770-2597

DISTRIBUTOR:

  InterSecurities, Inc.
  201 Highland Avenue
  Largo, FL 33770-2597

--------------------------------------------------------------------------------
   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY
 SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN
 OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.
--------------------------------------------------------------------------------

                             WRL SERIES FUND, INC.

                           EMERGING GROWTH PORTFOLIO

                               GLOBAL PORTFOLIO

                               GROWTH PORTFOLIO

                      STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Emerging Growth Portfolio, Global Portfolio and Growth Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained by writing PFL Life Insurance Company, Administrative and Service Office, Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 or by calling (800) 525-6205.

               -------------------------------------------------

                              Investment Adviser:

                        WRL INVESTMENT MANAGEMENT, INC.

                                 Sub-Advisers:

              VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.

                           JANUS CAPITAL CORPORATION

               -------------------------------------------------

  The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is August 4, 1997.

                               TABLE OF CONTENTS

                                    PAGE IN THIS STATEMENT OF CROSS-REFERENCE TO
                                     ADDITIONAL INFORMATION   PAGE IN PROSPECTUS
                                    ------------------------- ------------------
INVESTMENT OBJECTIVES AND POLICIES               1                   7-10
Investment Restrictions...........               3                     10
  Emerging Growth Portfolio.......               3                      8
  Global Portfolio................               4                      9
  Growth Portfolio................               6                     10
Investment Policies...............               8                      7
  Lending.........................               8                     12
  Borrowing.......................               9                     11
  Foreign Securities..............               9                     18
  Foreign Exchange Transactions...               9                     18
  Repurchase and Reverse
   Repurchase Agreements..........               9                     16
  U.S. Government Securities......              10                     17
  Non-Investment Grade Debt Secu-
   rities.........................              10                     25
  Convertible Securities..........              11                     16
  Investments in Futures, Options
   and Other
   Derivative Instruments.........              12                     20
  Zero Coupon, Pay-In-Kind and
   Step Coupon Securities.........              24                     24
  Warrants and Rights.............              25                     26
  Pass-Through Securities.........              25                     23
  Mortgage-Backed Securities......              26                     23
  Asset-Backed Securities.........              26                     23
  Other Income Producing Securi-
   ties...........................              26                    N/A
  Illiquid and Restricted/144A Se-
   curities.......................              27                     22
  Other Investment Companies......              28                     12
  Bank and Thrift Obligations.....              28                     18
Management of the Fund............              29                     26
  Directors and Officers..........              29                     26
  The Investment Adviser..........              32                     26
  Service Plans...................              33                     29
  The Sub-Advisers................              34                     29
  Joint Trading Accounts..........              35                     30
Portfolio Transactions and Broker-
 age..............................              35                     30
  Portfolio Turnover..............              35                     11
  Placement of Portfolio Broker-
   age............................              36                     30
Purchase and Redemption of Shares.              38                     31
  Determination of Offering Price.              38                     31
  Net Asset Valuation.............              38                     31
Calculation of Performance Related
 Information......................              39                      5
  Total Return....................              39                      5
Taxes.............................              39                     33
Capital Stock of the Fund.........              41                     31
Registration Statement............              41                    N/A
Financial Statements..............              42                     32
Other Information.................              42                     30
Appendix A--Description of Portfo-
 lio Securities...................             A-1                    N/A

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Emerging Growth Portfolio, Global Portfolio and Growth Portfolio (a "Portfolio" or collectively, the "Portfolios") of the Fund are described in the Portfolios' Prospectus. Shares of the Portfolios are sold only to the separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company, an affiliate of WRL, and to separate accounts of certain of their affiliated life insurance companies (collectively, the "Separate Accounts") to fund benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts", or "Contracts").

  As indicated in the Prospectus, each Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund without approval of shareholders or owners of the Policies or the Annuity Contracts (collectively, "Contract Owners"). A change in the investment objective or policies of a Portfolio may result in the Portfolio's having an investment objective or policies different from those which a Contract Owner deemed appropriate at the time of investment.

  As indicated in the Prospectus, each Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of a Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including a Portfolio's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a Portfolio's investments meet additional diversification or other requirements.

INVESTMENT RESTRICTIONS

EMERGING GROWTH PORTFOLIO

  The Portfolio may not, as a matter of fundamental policy:

  1. With respect to 75% of the Portfolio's total assets purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

  2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

  3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities).

  4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

  5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

  6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

  Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

  (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

  (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

  (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

  (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.

  (E) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements.

  (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

  (G) The Portfolio may not invest in companies for the purpose of exercising control or management.

  (H) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

  (I) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 20% of the Portfolio's total assets would be invested in such securities.

GLOBAL PORTFOLIO

  The Portfolio may not, as a matter of fundamental policy:

  1. (a) With respect to 75% of the Portfolio's assets, invest in the securities (other than Government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the Portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the Portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements.

  2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

  3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

  4. Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

  5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

  6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

  Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

  (A) The Portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

  (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

  (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

  (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

  (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

  (F) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

  (G) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

  (H) The Portfolio may not invest in companies for the purpose of exercising control or management.

  (I) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

GROWTH PORTFOLIO

  The Portfolio may not, as a matter of fundamental policy:

  1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

  2. Invest more than 25% of the value of the Portfolio's assets in any particular industry (other than Government securities).

  3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

  4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

  5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

  6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

  Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

  (A) The Portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

  (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or segregation of assets in connection with such transactions.

  (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

  (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

  (E) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

  (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act.

  (G) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the Portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

  (H) The Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

  (I) The Portfolio may not invest in companies for the purpose of exercising control or management.

  (J) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

  Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of a Portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending and use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a Portfolio's investments in foreign securities to meet additional diversification and other requirements.

INVESTMENT POLICIES

  This section explains certain other Portfolio policies, subject to each Portfolio's investment restrictions. PLEASE CAREFULLY REVIEW THE "INVESTMENT RESTRICTIONS" FOR EACH PORTFOLIO LISTED ABOVE. For a complete discussion of each Portfolio's investment policies and restrictions, also refer to the Portfolios' Prospectus.

LENDING

  Each of the Portfolios may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each Portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each Portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each Portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.

  Securities loaned by a Portfolio remain subject to fluctuations in market value. A Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Portfolio may also incur expenses in enforcing its rights. If a Portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

  Each Portfolio may also lend (or borrow) money to other funds that are managed by its respective Sub-Adviser, provided each Portfolio seeks and obtains permission from the SEC. (See "Other Investment Policies And Restrictions--Borrowing" in the Prospectus for the Portfolios).

BORROWING

  Subject to its investment restrictions, each Portfolio may borrow money from banks for temporary or emergency purposes. For a complete discussion of borrowing, see "Other Investments Policies And Restrictions--Borrowing" in Prospectus for the Portfolios.

FOREIGN SECURITIES

  Subject to the limitations set forth above, a Portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by the Sub-Adviser for each Portfolio under the supervision of the Board of Directors. If it should become necessary, a Portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. The Investment Adviser and each Sub-Adviser will consider these and other factors before investing in foreign securities. A Portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts that are generally issued by domestic banks, and which represent the deposit with the bank of a security of a foreign issuer. A Portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

FOREIGN EXCHANGE TRANSACTIONS

  To the extent a Portfolio invests directly in foreign securities, the Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes the Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions. For a more detailed explanation regarding the special risks of investing in foreign securities, see "Portfolio Securities And Risk Factors--Foreign Securities" and "Portfolio Securities And Risk Factors--Foreign Bank Obligations" in the Prospectus for the Portfolios.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

  Subject to a Portfolio's investment restrictions and policies, a Portfolio may enter into repurchase or reverse repurchase agreements.

  In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio in connection with bankruptcy proceedings), it is the policy of a Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser. (See "Repurchase and Reverse Repurchase Agreements," in the Prospectus for the Portfolios.)

  In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that the Sub-Adviser deems creditworthy.

U.S. GOVERNMENT SECURITIES

  Subject to a Portfolio's investment restrictions or policies, a Portfolio may invest in U.S. Government obligations which generally include direct obligation of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that the Portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

  Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association ("FNMA").

NON-INVESTMENT GRADE DEBT SECURITIES

  Subject to limitations set forth in each Portfolio's investment policies, a Portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation ("S&P") (lower than BBB). Bonds or preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix A in the Prospectus for a description of debt security ratings.)

  Before investing in any lower-grade debt securities, a Portfolio's Sub-Adviser will determine that such investments meet the Portfolio's investment objective and that the lower-grade debt securities' ratings are supported by an internal credit review, which the Sub-Adviser will conduct in each such instance. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

  The quality limitation set forth in each Portfolio's investment policies is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policies.

CONVERTIBLE SECURITIES

  Subject to any investment limitations set forth in a Portfolio's policies or investment restrictions, a Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

  DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the timing of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

  PERCS (Preferred Equity Redeemable Stock, into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.

  Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a

Portfolio may invest are subject to the same rating criteria as the Portfolio's investment in non-convertible debt securities.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

  The following investments are subject to limitations as set forth in each Portfolio's investment restrictions and policies:

  FUTURES CONTRACTS. A Portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts.

  When a Portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally will not be made other than to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

  The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Portfolio's Sub-Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM's with which the Portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

  Although a Portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the Portfolio's open futures obligations, the segregated assets would be available to the Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the Portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

  The acquisition or sale of a futures contract may occur, for example, when a Portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby preventing a Portfolio's net asset value from declining as much as it otherwise would have. A Portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell portfolio securities.

  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At the time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Portfolios with respect to the futures contracts.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Portfolio's Sub-Adviser still may not result in a successful use of futures contracts.

  Futures contracts entail risks. Although each Portfolio's Sub-Adviser believes that use of such contracts can benefit a Portfolio, if the Sub-Adviser's investment judgment is incorrect, a Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if a Portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the Portfolio and prices increase instead, the Portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Portfolio's futures positions. In addition, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a Portfolio.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly the Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Portfolio's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a Portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases, if price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Portfolio's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired.

  Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

  Each Portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a Portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

  OPTIONS ON FUTURES CONTRACTS. A Portfolio may buy and write options on futures contracts. An option on a futures contract gives the Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities" on page 18. Transactions in options on futures contracts will generally not be made other than to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the process of securities which the Portfolio is considering buying at a later date.

  The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

  The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, the portfolio will incur loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increase by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to attempt to hedge the Portfolio's securities against the risk of falling prices.

  The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A Portfolio may invest in forward currency contracts with stated contract values of up to the value of the Portfolio's assets.

  A Portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A Portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

  Additionally, when a Portfolio's Sub-Adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the Portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the Portfolio's Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

  A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

  In any of the above circumstances a Portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a Portfolio's Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Portfolio are denominated ("cross-hedge"). For example, if a Portfolio's Sub-Adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a Portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the Portfolio's assets denominated in or exposed to that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a Portfolio's currency exposure from one foreign currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Portfolio if the Portfolio's Sub-Adviser's projection of future exchange rates is inaccurate.

  A Portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a Portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

  A Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a Portfolio may buy call options permitting the Portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the Portfolio may buy put options permitting the Portfolio to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities.

  The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the Portfolio's assets.

  Also, with regard to a Portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are subject of the cross-hedging transactions are denominated.

  OPTIONS ON FOREIGN CURRENCIES. A Portfolio may buy put and call options and may write covered put and call options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a Portfolio's option position, the Portfolio could sustain losses on transactions in foreign currency options which would require that the Portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

  A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  A Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the Portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

  A Portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  A Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the Portfolio's Sub-Adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at the time when the Portfolio's Sub-Adviser believes it would be advantageous for the Portfolio to do so.

  OPTIONS ON SECURITIES. In an effort to reduce fluctuations in net asset value, a Portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter ("OTC"). A Portfolio also may write call options that are not covered for cross-hedging purposes. A Portfolio may write and buy options on the same types of securities that the Portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a Portfolio's writing and buying options on securities.

  A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

  A put option written by a Portfolio is "covered" if the Portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put hold is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call hold (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

  A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the Portfolio's Sub-Adviser believes that writing the option would achieve the desired hedge.

  If a put or call option written by a Portfolio was exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

  The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a Portfolio desires to sell a particular security on which the Portfolio has written a call option, the Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

  A Portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a Portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

  An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  A Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  A Portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  A Portfolio may buy call options to attempt to hedge against an increase in the price of securities that the Portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

  In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

  Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

  INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a Portfolio's investments from interest rate or currency exchange rate fluctuations, a Portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A Portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolio may consider buying at a later date. A Portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

  Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets in which they are entered into. A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Fund's custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would segregate assets in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A Portfolio's Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-Advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

  Interest rate swap transactions are subject to limitations set forth in each Portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

  In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each Portfolio's Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A Sub-Adviser may use these opportunities to the extent they are consistent with each Portfolio's respective investment objective and are permitted by each Portfolio's respective investment limitations and applicable regulatory requirements.

  SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

  A Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a Portfolio will be able to use those instruments effectively for the purposes set forth above.

  In connection with certain of its hedging transactions, assets must be segregated with the Fund's custodian bank to ensure that the Portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Portfolio's assets could impede implementation of the Portfolio's investment policies or the Portfolio's ability to meet redemption requests or other current obligations.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

  Subject to any limitations set forth in the policies and investment restrictions for a Portfolio, a Portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

  Current Federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a Portfolio's expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Portfolio to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

WARRANTS AND RIGHTS

  Subject to its investment limitations, a Portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

  In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

  Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

PASS-THROUGH SECURITIES

  Subject to a Portfolio's investment restrictions and policies, a Portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the Issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

  FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

MORTGAGE-BACKED SECURITIES

  A Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

  Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

ASSET-BACKED SECURITIES

  Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A Portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

OTHER INCOME PRODUCING SECURITIES

  Subject to each Portfolio's investment restrictions and policies, other types of income producing securities that a Portfolio may purchase include, but are not limited to, the following types of securities:

    Variable and floating rate obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

    Standby Commitments. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the Portfolio at a specified price.

    Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

    Inverse floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. A Portfolio will not invest more than 5% of its assets in inverse floaters.

  See "Debt Securities And Fixed-Income Investing," in the Prospectus for a description of risks involved with these securities.

  A Portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A in this Statement of Additional Information regarding income producing securities in which a Portfolio may invest.)

ILLIQUID AND RESTRICTED/144A SECURITIES

  A Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that are not readily marketable).

  In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a Portfolio could, however, adversely affect the marketability of such portfolio security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.

  The Fund's Board of Directors has authorized each Portfolio's Sub-Adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the Portfolio's Sub-Adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The Portfolio may be restricted in its ability to sell such securities at a time when a Portfolio's Sub-Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

OTHER INVESTMENT COMPANIES

  In accordance with certain provisions of the 1940 Act, a Portfolio may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The 1940 Act also provides that a Portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the Portfolio. However, if the Growth or Global Portfolio invests in a Janus money market fund, Janus Capital will remit to such Portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the Portfolio's assets.

BANK AND THRIFT OBLIGATIONS

  Bank and thrift obligations in which a Portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

  Bank and thrift obligations in which the Portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by Federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to Federal examination and to a substantial body of Federal law regulation. As a result of Federal and state laws and regulations, federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

  Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

  Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

  A Portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are Federally insured, provided the obligation of any single institution does not exceed the Federal insurance coverage of the obligation, presently $100,000.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

NAME, RELATIONSHIP WITH                     PRINCIPAL OCCUPATION
THE FUND, AND ADDRESS (1)                      PAST FIVE YEARS
-------------------------                   --------------------
PETER R. BROWN             Chairman of the Board, Peter Brown Construction Company
(DOB 5/10/28)              (construction contractors and engineers), Largo,
Director                   Florida (1963 - present); Trustee of IDEX Series Fund;
1475 South Belcher Road    former Trustee of IDEX Fund, IDEX II Series Fund and
Largo, Florida 33771       IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve,
                           Civil Engineer Corps.
CHARLES C. HARRIS          Retired (1988 - present); Senior Vice President,
(DOB 7/15/30)              Treasurer (1966 - 1988), Western Reserve Life Assurance
Director                   Co. of Ohio; Vice President, Treasurer (1968 - 1988),
35 Winston Drive           Director (1968 -1987), Pioneer Western Corporation;
Clearwater, Florida        Vice President of the Fund (1986 to December, 1990);
34616                      Trustee of IDEX Series Fund; former Trustee of IDEX
                           Fund; IDEX II Series Fund and IDEX Fund 3.
RUSSELL A. KIMBALL, Jr.    General Manager, Sheraton Sand Key Resort (resort
(DOB 8/17/44)              hotel), Clearwater, Florida (1975 - present).
Director
1160 Gulf Boulevard
Clearwater Beach, Flor-
ida 34630
JOHN R. KENNEY             Chairman of the Board of Directors (1982 - present),
(DOB 2/8/38)               Chief Executive Officer (1982 - present), President
Chairman of the Board of   (1978 - 1987 and December, 1992 - present), Director
Directors and President    (1978 - present), Western Reserve Life Assurance Co. of
(2)                        Ohio; Chairman of the Board of Directors (September
                           1996 - present), WRL Investment Management, Inc.
                           (investment adviser), Largo, Florida; Chairman of the
                           Board of Directors (September, 1996 - present), WRL
                           Investment Services, Inc., Largo, Florida; Director,
                           (February, 1997 - present) AEGON Asset Management
                           Services, Inc. Largo, Florida; Chairman of the

NAME, RELATIONSHIP WITH                     PRINCIPAL OCCUPATION
THE FUND, AND ADDRESS (1)                      PAST FIVE YEARS
-------------------------                   --------------------
                           Board of Directors and Chief Executive Officer (1988 -
                           February, 1991), President (1988 - 1989), Director
                           (1976 - February, 1991), Executive Vice President
                           (1972 - 1988), Pioneer Western Corporation (financial
                           services), Largo, Florida; President and Director (1985
                           - September, 1990) and Director (December, 1990 -
                            present), Idex Management, Inc. (investment adviser),
                           Largo, Florida; Trustee (1987 - September,
                           1996), Chairman (December, 1989 - September, 1990 and
                           November, 1990 - September, 1996) and President and
                           Chief Executive Officer (November, 1986 - September,
                           1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3;
                           Trustee and Chairman (September, 1996 - present) of
                           IDEX Series Fund, (investment companies), all of Largo,
                           Florida.
G. JOHN HURLEY             Executive Vice President (June 1993 - present), Chief
(DOB 9/12/48)              Operating Officer (March, 1994 - January, 1997) Western
Director and Executive     Reserve Life Assurance Co. of Ohio; Director
Vice President (2)         (September, 1996 - present), WRL Investment Management,
                           Inc. (investment adviser), Largo, Florida; Director
                           (September, 1996 - present), WRL Investment Services,
                           Inc., Largo, Florida; Director, President and Chief
                           Executive Officer, AEGON Asset Management Services,
                           Inc. (February, 1997 - present), Largo, Florida;
                           President and Chief Executive Officer (September,
                           1990 - September, 1996), Trustee (June, 1990 -
                            September, 1996) and Executive Vice President (June,
                           1988 - September, 1990) of IDEX Fund, IDEX II Series
                           Fund and IDEX Fund 3 (investment companies); Trustee,
                           President and Chief Financial Officer (September,
                           1996 - present) of IDEX Series Fund; President, Chief
                           Executive Officer and Director of InterSecurities, Inc.
                           (May, 1988 - present); Assistant Vice
                           President of AEGON USA Managed Portfolios, Inc.
                           (September, 1991 - August, 1992); Vice President of
                           Pioneer Western Corporation (May, 1988 -February, 1991)
                           (financial services), all of Largo, Florida.
ALLAN J. HAMILTON          Vice President and Controller (1987 - present),
(DOB 11/26/56)             Treasurer (February, 1997 - present), Assistant Vice
Treasurer, Principal Fi-   President and Assistant Controller (1983 - 1987),
nancial Officer (2)        Western Reserve Life Assurance Co. of Ohio; Vice
                           President and Controller (1988 - February, 1991),
                           Pioneer Western Corporation (financial services), all
                           of Largo, Florida.
ALAN M. YAEGER             Executive Vice President (June, 1993 - present), Chief
(DOB 10/21/46)             Financial Officer (December, 1995 - present), Senior
Executive Vice President   Vice President (1981 - June, 1993) and Actuary (1972 -
(2)                        present), Western Reserve Life Assurance Co. of Ohio;
                           Director (September, 1996 - present), WRL Investment
                           Management, Inc., (investment adviser) Largo, Florida;
                           Director (September, 1996 - present) WRL Investment
                           Services, Inc., Largo, Florida.

NAME, RELATIONSHIP WITH                     PRINCIPAL OCCUPATION
THE FUND, AND ADDRESS (1)                      PAST FIVE YEARS
-------------------------                   --------------------
REBECCA A. FERRELL         Vice President and Associate General Counsel (March,
(DOB 12/10/60)             1997 - present) Assistant Vice President and Counsel
Secretary, Vice Presi-     (June, 1995 - March, 1997), Attorney (August, 1993 -
dent, and Counsel (2)       June, 1995), Western Reserve Life Assurance Co. of
                           Ohio; Secretary, Vice President and Counsel of IDEX
                           Series Fund (September, 1996 - present), Vice President
                           and Associate General Counsel (February, 1997 -
                            present) AEGON Asset Management Services, Inc., Largo,
                           Florida; Secretary, Vice President and Counsel of IDEX
                           Series Fund (September, 1996 - present), Secretary and
                           Assistant Vice President (March, 1994 - September,
                           1995), Vice President and Counsel (September, 1995 -
                            September, 1996) of IDEX Fund, IDEX II Series Fund and
                           IDEX Fund 3; Attorney (September, 1992 - August, 1993),
                           Hearne, Graziano, Nader & Buhr, P.A.; Legal Writing
                           Instructor (August, 1991 - June, 1992), Florida State
                           University College of Law.

--------
(1) The principal business address of each person listed, unless otherwise indicated, is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618.
(2) Interested person as defined in the 1940 Act and affiliated person of Investment Adviser.

  The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Adviser. Each Director also receives $500, plus expenses, per each regular and special Board meeting attended. For the year ended December 31, 1996, the Emerging Growth Portfolio paid Directors' fees and expenses of $4,832; the Global Portfolio paid $4,221; and the Growth Portfolio paid $8,449, respectively. The following table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1996.

                              COMPENSATION TABLE

                                              PENSION OR
                                              RETIREMENT
                              AGGREGATE        BENEFITS
                          COMPENSATION FROM   ACCRUED AS     TOTAL  COMPENSATION PAID TO
                                 WRL           PART OF        DIRECTORS FROM WRL SERIES
NAME OF PERSON, POSITION  SERIES FUND, INC. FUND EXPENSES* FUND, INC. AND IDEX SERIES FUND
------------------------  ----------------- -------------- -------------------------------
Peter R. Brown, Director       $9,500             $0                   $34,000
Charles C. Harris, Di-
 rector                        $9,500              0                   $34,000
Russell A. Kimball, Jr.,
 Director                      $9,000              0                   $ 9,000

--------
* The Plan became effective January 1, 1996.

  Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund or IDEX Series Fund, to a disinterested Director or Trustee on a current basis for services rendered as director. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of the IDEX Series Fund (without imposition of sales charge), as elected by the director. It is not anticipated that the Plan will have any impact on the Fund.

  As of July 1, 1997, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of Policies and Annuity Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.

THE INVESTMENT ADVISER

  The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund--The Investment Adviser" in the Prospectus.

  WRL Investment Management, Inc. ("WRL Management" or the "Investment Adviser") serves as the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated January 1, 1997 with the Fund. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. Prior to January 1, 1997, WRL served as investment adviser to the Fund.

  The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act), on October 3, 1996 and by the shareholders of each Portfolio on December 16, 1996. The Investment Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of a Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

  While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement. For further information about the management of each Portfolio, see "The Sub-Advisers", page 34.

  Advisory Fee. The method of computing the investment advisory fee is fully described in the Prospectus. For the years ended December 31, 1996, 1995 and 1994, the Investment Adviser was paid fees for its services to each Portfolio in the following amounts:

                                             ADVISORY FEES
                                               YEAR ENDED
                                 --------------------------------------
                                 DECEMBER 31, DECEMBER 31, DECEMBER 31,
          PORTFOLIO                  1996         1995         1994
          ---------              ------------ ------------ ------------
      Emerging Growth Portfolio  $ 2,985,089   $1,838,573   $1,262,170
      Global Portfolio             3,468,535    2,075,054    1,600,706
      Growth Portfolio            11,137,321    7,847,750    6,850,340

  Payment of Expenses. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the Portfolios. Each Portfolio pays: all expenses incurred in connection with the formation and organization of a Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of a Portfolio and its shares under the 1940 Act and the Securities Act of 1933 ("1933 Act") and all other matters relating to the information and organization of a Portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all Federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or WRL Management; compensation of the Fund's custodian, administrative and transfer agent; registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with Federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the 1933 Act; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the Portfolios.

  The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of each Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of each Portfolio's average daily net assets, 1.00%. There were no expenses paid by the Investment Adviser on behalf of the Portfolios for the fiscal years ended December 31, 1996, 1995 and 1994, inasmuch as the normal operating expenses of each Portfolio did not exceed the limitations described above.

SERVICE PLANS

  Service Agreement. Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Service Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis.

  Distribution Agreement. Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. The Distribution Plan and related Agreement were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996, and the Distribution Plan was approved by the shareholders and Contract Owners of each Portfolio of the Fund on December 16, 1996. ISI is an affiliate of the Investment Adviser.

  Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Portfolios, will reimburse ISI after each calendar month for certain Fund distribution expenses incurred or paid by ISI, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.

  Distribution expenses for which ISI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectuses and statements of additional information to potential Contract Owners; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.

  ISI submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board of Directors. ISI has determined that will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement of future expenses, Policyowners will be notified in advance.

  It is anticipated that benefits provided by the Distribution Plan may include lower fixed costs as a percentage of assets as Fund assets increase through the growth of the Fund due to enhanced marketing efforts.

THE SUB-ADVISERS

  This discussion supplements the information provided about each Sub-Adviser under the caption "Management of the Fund--The Sub-Advisers" in the Prospectus.

  Each Sub-Adviser serves, pursuant to a Sub-Advisory Agreement dated January 1, 1997 between WRL Management and the respective Sub-Adviser, on behalf of each Portfolio. Each Sub-Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act), on October 3, 1996 and by the shareholders and Contract Owners of each Portfolio on December 16, 1996. The Sub-Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each Portfolio, and (b) by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each Portfolio and terminates automatically in the event of assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

  Pursuant to the Sub-Advisory Agreement, each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for their respective Portfolio(s). Subject to review by the Investment Adviser and the Board of Directors of the Fund, each Sub-Adviser is responsible for the actual management of their respective Portfolio(s) and for making decisions to buy, sell or hold any particular security. Each Sub-Adviser bears all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the respective Portfolios.

  VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("Van Kampen") serves as Sub-Adviser to the Emerging Growth Portfolio.

  Van Kampen, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, is an indirect wholly-owned subsidiary of VK/AC Holding, Inc. ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc. Morgan Stanley Group, Inc. merged with Dean Witter, Discover & Co., a financial services company, on May 31, 1997, to create Morgan Stanley, Dean Witter, Discover & Co.

  JANUS CAPITAL CORPORATION ("Janus Capital"), located at 100 Fillmore Street, Denver, Colorado 80206, serves as Sub-Adviser to the Global and Growth Portfolios and has been engaged in the management of the Janus funds since 1969. Janus Capital also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by Janus Capital approximately $60 billion as of July 1, 1997. Kansas City Southern Industries, Inc. ("KCSI") owns 83% of Janus Capital. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly-traded holding company whose largest subsidiary, the Kansas City Southern Railway Company, is primarily engaged in the transportation industry. Other KCSI subsidiaries are engaged in financial services and real estate.

  The method of computing each Sub-Adviser's fee is set forth in the Prospectus. For the years ended December 31, 1996, 1995 and 1994, each Sub-Adviser was paid fees in the amount of $1,492,545, $919,287 and $630,629, respectively, for the Emerging Growth Portfolio; $1,734,268, $1,037,527 and $801,005, respectively, for the Global Portfolio; and $5,568,661, $3,923,875 and $3,425,888, respectively, for the Growth Portfolio.

JOINT TRADING ACCOUNTS

  As described in the Prospectus, the Global and Growth Portfolios and other clients of Janus Capital and its affiliates may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Directors of the Fund must approve the participation of each Portfolio in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus Capital and certain of its affiliates by the SEC. All joint account participants including each Portfolio, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for each Portfolio in withdrawing their assets from joint trading accounts.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

  The information that follows supplements the information provided about portfolio turnover under the caption "Other Investment Policies and Restrictions--Portfolio Turnover" in the

Prospectus. In computing the portfolio turnover rate for the Portfolios, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year. The following table provides the Portfolios' turnover rates for the fiscal year ended December 31, 1996, 1995 and 1994:

                           PORTFOLIO TURNOVER RATES

                      YEAR ENDED DECEMBER 31
                      ----------------------
     PORTFOLIO         1996   1995    1994
     ---------        ------ ------- -------
     Emerging Growth  80.02% 124.13%  72.62%
     Global           88.31% 130.60% 192.06%
     Growth           45.21% 130.48% 107.33%

  There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each Portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

  Subject to policies established by the Board of Directors, each Sub-Adviser is primarily responsible for placement of a Portfolio's securities transactions. In placing orders, it is the policy of a Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each Sub-Adviser generally will seek reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. A Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

  Decisions as to the assignment of portfolio brokerage business for a Portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

  In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and
(ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each Sub-Adviser in carrying out its responsibilities.

  Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by a Sub-Adviser. The expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A Sub-Adviser may use such research products and services in servicing other accounts in addition to the respective Portfolio. If a Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for the Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to a Portfolio.

  When a Portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker. The Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

  Securities held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  On occasions when the Investment Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

  The Board of Directors of the Fund periodically reviews the brokerage placement practices of each Sub-Adviser on behalf of the Portfolios and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.

  The Board of Directors of the Fund has authorized the Sub-Advisers to consider sales of the Policies and Annuity Contracts issued by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. In addition, the Sub-Advisers may occasionally place portfolio business with affiliated brokers of the Investment Adviser or a Sub-Adviser, including: InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33518; and AEGON USA Securities, Inc., P.O. Box 1449, Cedar Rapids, Iowa 52499. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.

                       COMMISSION PAID BY THE PORTFOLIOS

                                                      AFFILIATED BROKERAGE
                      AGGREGATE COMMISSIONS             COMMISSIONS YEAR
                      YEAR ENDED DECEMBER 31           ENDED DECEMBER 31
                 ----------------------------------- ----------------------
                    1996       1995          1994     1996   1995    1994
                 ---------- ----------    ---------- ------ ------ --------
Emerging Growth  $  415,717 $  542,420    $  317,287   N/A    N/A       N/A
Global            1,269,275    712,827(1)    241,051   N/A    N/A       N/A
Growth              720,978  1,577,115     1,466,443   N/A    N/A    $2,796

--------
(1) This figure is higher than 1994 due to the relative increase in the amount of total assets invested in foreign securities.

                       PURCHASE AND REDEMPTION OF SHARES

DETERMINATION OF OFFERING PRICE

  Shares of the Portfolios are currently sold only to the separate accounts (the "Separate Accounts") to form the benefits under certain variable life policies (the "Policies") and variable annuity contracts (the "Annuity Contracts"). The Portfolios may, in the future, offer their shares to other insurance company separate accounts. The Separate Accounts invest in shares of a Portfolio in accordance with the allocation instructions received from holders of the Policies and Annuity Contracts. Such allocations rights are further described in the prospectuses and disclosure documents for the Policies and Annuity Contracts. Shares of the Portfolios are sold and redeemed at their respective net asset values as described in the Prospectus.

NET ASSET VALUATION

  As stated in the Prospectus, the net asset value of the Portfolios' shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of a Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by the Portfolios" Investment Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by a Portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

                CALCULATION OF PERFORMANCE RELATED INFORMATION

  The Prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.

TOTAL RETURN

    Total return quotations for each Portfolio are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                 P(1+T)n = ERV

Where:  P = a hypothetical initial payment of $1,000

     T = average annual total return

     N = number of years

     ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period.

  The total return quotation calculations for a Portfolio reflect the deduction of a proportionate share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in a Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

  Total return quotation calculations do not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or Annuity Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies or Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the Portfolios appears in the Prospectus.

                                     TAXES

  Shares of the Portfolios are offered to the Separate Accounts of PFL that funds the Contracts. See the respective prospectuses for the Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Account and the Contract, and the owner thereof.

  Such Portfolio has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a Portfolio must distribute to its Contract Owners for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

  As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of a Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities and political subdivisions all are considered the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectus for the Contracts.

  A Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether a Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. A Portfolio intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Portfolio's hedging transactions. To the extent this treatment is not available, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

  Dividends and interest received by each Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

  A Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting a Portfolio and its Owners. No attempt is made to present a complete explanation of the Federal tax treatment of a Portfolio's activities, and this discussion and the discussion in the prospectus or statement of additional information for the Contract are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Contract and the holders thereof.

                           CAPITAL STOCK OF THE FUND

  As described in the Prospectus, the Fund offers a separate class of common stock for each portfolio of the Fund. The Fund is currently comprised of the following Portfolios: International Equity Portfolio; Aggressive Growth Portfolio; Emerging Growth Portfolio; Global Sector Portfolio; Global Portfolio; Growth Portfolio; C.A.S.E. Growth Portfolio; Value Equity Portfolio; Tactical Asset Allocation Portfolio; Strategic Total Return Portfolio; Growth & Income Portfolio; Balanced Portfolio; Bond Portfolio; Short-to-Intermediate Government Portfolio; Money Market Portfolio; C.A.S.E. Growth & Income Portfolio; CA.S.E. Quality Growth Portfolio; Foreign Sector Portfolio; US Sector Portfolio; Janus Balanced Portfolio; and U.S. Equity Portfolio. ONLY THE PORTFOLIOS DESCRIBED IN THIS SAI ARE AVAILABLE THROUGH THE CONTRACT YOU HAVE CHOSEN.

                            REGISTRATION STATEMENT

  There has been filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the 1933 Act, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                             FINANCIAL STATEMENTS

  The audited financial statements for each Portfolio described in this Statement of Additional Information for the year ended December 31, 1996 and the report of the Fund's independent accountants are included in the Fund's 1996 Annual Report and are incorporated herein by reference to such Report. A copy of the Annual Report may be obtained without charge upon request.

                               OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP, located at 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, serves as the Fund's independent accountants. The Fund has engaged Price Waterhouse LLP to examine, in accordance with generally accepted auditing standards, its annual report. In addition, Price Waterhouse LLP signs the tax returns for each Portfolio of the Fund.

CUSTODIAN

  Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                  APPENDIX A

                      DESCRIPTION OF PORTFOLIO SECURITIES

  The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

  1.Certificate of Deposit.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

  2.Eurodollar Certificate of Deposit.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

  3.Floating Rate Note.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

  4.Time Deposit.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

  5.Bankers' Acceptance.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  6.Variable Amount Master Demand Note.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

  7.Preferred Stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock issues are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospectus for capital appreciation or risks of capital loss.

  8.Convertible Securities. A Portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

  9.Commercial Paper.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.
--------
* Short-term Securities.

  10.Repurchase Agreement.* A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the Portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. The Portfolio will only enter into repurchase agreements with respect to underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While the Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of the Portfolio's net assets.

  Although repurchase transactions usually do not impose market risks on the purchaser, the Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the Portfolio upon liquidation of the securities may be limited.

  11.Reverse Repurchase Agreement. A reverse repurchase agreement involves the sale of securities held by the Portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

  12.Asset-Backed Securities. The Portfolio may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. The Portfolio will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

  13.Mortgage-Backed Securities. The Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if it is determined they are consistent with the Portfolio's investment objective and policies.

  14.Collateralized Mortgage Obligations. (CMOs) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence.

  15.Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

  The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change then government securities.

  Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total returns. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

  16. Financing Corporation Securities. (FICOs) are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation (FSLIC) and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

  17. U.S. Government Securities. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each Portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

  18.Zero Coupon Bonds. Zero coupon bonds are created three ways:

  1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financial Corporation (FICO) also can be stripped in this fashion.

  2) STRIPS are created when a dealer deposits a Treasury Security or a Federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payments that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury

     Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The Portfolio has been advised that the staff of the Division of Investment Management of the Securities and Exchange Commission does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the Portfolio will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

  3) ZERO COUPON BONDS can be issued directly by Federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

  Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

  19. Bond Warrants. A bond warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

  20. Obligations of Supranational Entities. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.

  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

  21. Equipment Lease and Trust Certificates. A Portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by a direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, WRL Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 30 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Largo, State of Florida, on this 1st day of August, 1997.


                                       WRL SERIES FUND, INC.
                                       (Registrant)


                                       By:  /s/ John R. Kenney
                                          -----------------------------------
                                          John R. Kenney
                                          Chairman of the Board and President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature and Title                                                  Date
-------------------                                                  ----

 /s/ John R. Kenney                                             August 1, 1997
---------------------------------------
Chairman of the Board, Chief
Executive Officer and President
John R. Kenney


 /s/ G. John Hurley                                             August 1, 1997
---------------------------------------
Executive Vice President and Director
G. John Hurley


 /s/ Peter R. Brown                                             August 1, 1997
---------------------------------------
Director - Peter R. Brown *


 /s/ Charles C. Harris                                          August 1, 1997
----------------------------------------
Director - Charles C. Harris*


 /s/ Russell A. Kimball, Jr.                                    August 1, 1997
----------------------------------------
Director - Russell A. Kimball, Jr. *


/s/ Allan J. Hamilton                                           August 1, 1997
----------------------------------------
Treasurer and Principal
Financial Officer



 /s/ Kenneth P. Beil                                            August 1, 1997
----------------------------------------
Vice President and
Principal Accounting Officer
Kenneth P. Beil



/s/ Thomas E. Pierpan                                           August 1, 1997
-----------------------------------------
* Signed by Thomas E. Pierpan
  as Attorney-in-fact


                                    PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

        (a) Financial Statements.

              1. The audited Financial Statements of the Emerging Growth Portfolio, Global Portfolio and Growth Portfolio in the 1996 Annual Report for the Fund are incorporated by reference into the Statement of Additional Information for the Emerging Growth, Global and Growth Portfolios. (Part B)
              2. Audited Per Share Income and Capital Changes are included in the Prospectus for the Portfolios. (Part A)

         (b) Exhibits
              1. (A)Articles of Incorporation of WRL Series Fund, Inc. (3)
                 (B)Articles Supplementary to Articles of Incorporation of
                           WRL Series Fund, Inc. (3)
                 (C)Articles Supplementary to Articles of Incorporation of
                           WRL Series Fund, Inc. (3)
                 (D)Articles Supplementary to Articles of Incorporation of
                           WRL Series Fund, Inc. (3)
                 (E)Articles Supplementary to Articles of Incorporation of
                           WRL Series Fund, Inc. (3)
                 (F)Articles Supplementary to Articles of Incorporation of
                           WRL Series Fund, Inc. (3)
                 (G)Articles Supplementary to Articles of Incorporation of
                           WRL Series Fund, Inc. (3)
                 (H)Articles Supplementary to Articles of Incorporation of
                           WRL Series Fund, Inc. (4)
                 (I)Articles Supplementary to Articles of Incorporation of
                           WRL Series Fund, Inc. (4)
                 (J)Articles Supplementary to Articles of Incorporation of
                           WRL Series Fund, Inc. (5)



              2.    Bylaws of WRL Series Fund, Inc. (3)

              3.    Not applicable.

              4.    Not applicable.

              5.    (i)    Investment Advisory Agreement on behalf of the
                           Portfolios of the WRL Series Fund, Inc. with WRL
                           Investment Management, Inc.

                    (ii) Form of Sub-Advisory Agreement on behalf of the Growth, Bond and Global Portfolios of the Fund. (3)
                    (v) Form of Sub-Advisory Agreement on behalf of the Emerging Growth Portfolio of the Fund. (3)

              6.    Distribution Agreement. (4)

              7.    Directors' Deferred Compensation Plan. (2)

              8.    Custodian Agreement. (4)

              9.    Administrative Services and Transfer Agency Agreement. (4)

             10. Opinion and consent of Thomas E. Pierpan, Esq. as to legality of the securities being registered. (5)

             11.    Consent of Price Waterhouse LLP.

             12.    Not applicable.

             13.    Not applicable.

             14.    Not applicable.

             15.    Plan of Distribution. (6)

             16.    Schedules for Computations of Performance Quotations. (5)

             17.    Financial Data Schedules. (5)

             18.    Powers of Attorney. (5)
---------------------
(1) Previously filed with Post-Effective Amendment No. 19 to Form N-1A dated April 21, 1995 and incorporated herein by reference.
(2) Previously filed with Post-Effective Amendment No. 23 to Form N-1A dated April 19, 1996 and incorporated herein by reference.
(3) Previously filed with Post-Effective Amendment No. 25 to Form N-1A dated October 17, 1996 and incorporated herein by reference.
(4) Previously filed with Post-Effective Amendment No. 26 to Form N-1A dated December 26, 1996 and incorporated herein by reference.
(5) Previously filed with Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997, and incorporated herein by reference.

(6) Previously filed with Post-Effective Amendment No. 29 to Form N-1A dated June 30, 1997, and incorporated herein by reference.

Item 25.      Persons Controlled by or under Common Control with Registrant.
              -------------------------------------------------------------

              Shares of the Registrant are sold and owned by the WRL Series Life Account and WRL Series Annuity Account established by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to fund benefits under certain flexible premium variable life insurance policies and variable annuity contracts issued by it. In addition, shares of the Growth Portfolio Common Stock of the Registrant are also sold to the PFL Endeavor Variable Annuity Account established by PFL Life Insurance Company and AUSA Endeavor Variable Annuity Account established by AUSA Life Insurance Company, Inc., both affiliates of Western Reserve. Shares of the Growth, Global and Emerging Growth Portfolio Common Stock are sold to Pooled Account No. 27 established by AUSA Life Insurance Company, Inc.


Item 26.      Number of Holders of Securities.
              -------------------------------

                                                                (2)
                      (1)                              Number of Record Holders
              Title of Class                             as of July 20, 1997
              --------------                          -----------------------
              Growth Portfolio
               Common Stock ($.01 par value)                      4
              Global Portfolio
               Common Stock ($.01 par value)                      3
              Emerging Growth Portfolio
               Common Stock ($.01 par value)                      3


 Item 27.  Indemnification.
           ----------------

 Article VI of the By-Laws of WRL Series Fund, Inc. provides in its entirety as follows:

      Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").
      No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnity") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking, (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.

                             RULE 484 UNDERTAKING
                             --------------------

      Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 Item 28. Business and Other Connections of Investment Adviser.
          -----------------------------------------------------

      A.  WRL Investment Management, Inc.
          -------------------------------

          WRL Investment Management, Inc. ("WRL Management") is principally engaged in offering investment advisory services.

          The only business, professions, vocations or employments of a substantial nature of Messrs. Kenney, Hurley and Yaeger, directors of WRL Management, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of WRL Management:
          Kenneth P. Beil, President and Treasurer, is Vice President, Fund Operations and Principal Accounting Officer of the WRL Series Fund, Inc., Vice President of Western Reserve Life Assurance Co. of Ohio ("Western Reserve Life") and President of WRL Investment Services, Inc.; William H.

         Geiger, Esq., Secretary, is Assistant Secretary of the WRL Series Fund, Inc., Senior Vice President, Secretary, General Counsel and Group Vice President - Compliance of Western Reserve Life, and Assistant Secretary of WRL Investment Services, Inc.; and Thomas E. Pierpan, Esq., Vice President and General Counsel, is Vice President and Assistant Secretary of the WRL Series Fund, Inc., Vice President, Associate General Counsel and Assistant Secretary of Western Reserve Life, and Vice President, Secretary and General Counsel of WRL Investment Services, Inc.

      B. Growth and Global Portfolios:  Sub-Adviser - Janus Capital Corporation
         ----------------------------------------------------------------------

         Janus Capital Corporation, the Sub-Adviser to the Growth and Global Portfolios of the WRL Series Fund, Inc. is majority-owned by Kansas City Southern Industries, Inc.

         Janus Capital Corporation also serves as sub-adviser to certain of the mutual funds within the IDEX Group and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts. Thomas H. Bailey, Trustee, Chairman and President of Janus Investment Fund and Janus Aspen Series, Chairman, Director and President of the Sub-Adviser and Chairman and Director of IDEX Management, Inc., has no business, profession, vocation or employment of a substantial nature other than his positions with IDEX Management, Inc. and Janus Capital Corporation. James P. Craig, Executive Vice President and Trustee of Janus Investment Fund and Janus Aspen Series, Director, Vice President and Chief Investment Officer of Janus Capital Corporation, has no substantial business, profession, vocation or employment other than his positions with Janus Capital Corporation. Michael Stolper, a Director of Janus Capital Corporation, is President of Stolper & Company, 525 "B" Street, San Diego, CA 92101, an investment performance consultant and is President of Seaport Venture, Inc., (Venture Capital). Michael
         E. Herman, a Director of Janus Capital Corporation, is Chairman of the Finance Committee of Ewing Marion Kauffman Foundation, 9300 Ward Parkway, Kansas City, MO 64113 and President of Kansas City Royals Baseball Team. Thomas A. McDonnell, a Director of Janus Capital Corporation, is President, Director and Treasurer of DST Systems, Inc., 1055 Broadway, 9th Floor, Kansas City, MO 64105, a provider of data processing and recordkeeping services for various mutual funds and Executive Vice President and Director of Kansas City Southern Industries, Inc., 114 West 11th Street, Kansas City, MO 64105, a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services and Director of First Michigan Capital Corp., 100 Renaissance Center, Detroit, MI, a broker-dealer and investment adviser. Landon H. Rowland, a Director of Janus Capital, President and Chief Executive Officer of Kansas City Southern Industries, Inc. Steven R. Goodbarn is Vice President, Chief Financial Officer and Treasurer of Janus Investment Fund and Janus Aspen Series, Vice President of Finance, Treasurer and Chief Financial officer of Janus Capital Corporation, Janus Service Corporation and Janus Distributors, Inc., Director of Janus Distributors, Inc. and IDEX Management, Inc. and Vice President of Finance, Treasurer, Chief Financial Officer and Director of Janus Capital International Ltd. Sandy R. Rufenacht, Executive Vice President of Janus Investment Fund and Aspen Series, and Assistant Vice President of Janus Capital. Helen Young Hayes, Scott W. Schoelzel, and Ronald V. Speaker are each a Vice President of Janus Capital Corporation and an Executive Vice President of Janus Investment Fund and Janus Aspen Series.

      C. Emerging Growth Portfolio: Sub-Adviser - Van Kampen American Capital
         --------------------------------------------------------------------
         Asset Management, Inc.
         ----------------------

         Van Kampen American Capital Asset Management, Inc., the Sub-Adviser to the Emerging Growth Portfolio, is an indirect wholly-owned subsidiary of VK/AC Holding, Inc. ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc. On May 31, 1997, Morgan Stanley Group Inc. merged with Dean Witter, Discover & Co., a financial services company.

         Don G. Powell, Chairman and Director of the Van Kampen American Capital Asset Management, Inc. ("Sub-Adviser") and Chairman and Director of Van Kampen American Capital, Inc. ("VKAC"), has no business, profession, vocation or employment of a substantial nature other than his positions with the Sub-Adviser, its subsidiaries and affiliates. Dennis J. McDonnel, Director, President, and Chief Operating Officer of the Sub-Adviser, and Van Kampen American Capital Investment Advisory Corp. ("VK Advisor") and is Executive Vice President of VKAC; Ronald A.

         Nyberg, Executive Vice President, General Counsel and Director of the Sub-Adviser, and Executive Vice President and General Counsel of VKAC; William R. Rybak, Executive Vice President, CFO and Director of Sub-Adviser and Executive Vice President and CFO of VKAC; Alan T. Sachtleben, Executive Vice President of the Sub-Adviser and the VK Advisor; and Peter W. Hegel, Executive Vice President of the Sub-Adviser and VK Advisor.

Item 29. Principal Underwriters.
         -----------------------

         (a) The Registrant entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose address is P.O. Box 9053, Clearwater, FL 34618-9053, to act as the principal underwriter of Fund Shares. ISI also serves as an investment adviser and principal underwriter to the IDEX Series Fund and as principal underwriter to the WRL Series Life Account and the WRL Series Annuity Account.

         (b)  Directors and Officers of Principal Underwriter:

       (1)                            (2)                      (3)
 Name and Principal          Positions and Offices      Positions and Offices
 Business Address            With Underwriter           With Registrant
---------------------------  ------------------------   ----------------------
 John R. Kenney*             Chairman and Director      Chairman and President

 G. John Hurley*             Director, President and    Director and Executive
                             CEO                        Vice President

 William H. Geiger*          Director and Secretary     Assistant Secretary

 Rebecca A. Ferrell*         Assistant Vice President,  Secretary, Vice
                             Counsel and Assistant      President and Counsel
                             Secretary

 Thomas R. Moriarty*         Senior Vice President      N/A

 Christopher G. Roetzer*     Assistant Vice President   N/A

 Duncan Cameron*             Assistant Vice President   N/A

 Cynthia L. Remley*          Vice President, and        N/A
                             Associate Counsel

 Terry L. Garvin*            Vice President             N/A

 Gordon E. Hippner*          Vice President             N/A

 Gerald P. Kirk*             Vice President             N/A

 Stanley R. Orr*             Vice President             N/A

 William G. Cummings*        Vice President and         N/A
                             Treasurer

 Kristy L. Dowd*             Vice President - Project   N/A
                             Development

 Diane Rogers*               Assistant Vice President   N/A

 Ronald T. Klimas*           Assistant Vice President   N/A

 Russell W. Crooks*          Assistant Vice President   N/A

 Margaret Cullem-Fiore       Assistant Vice President   N/A
                             and Associate Counsel

 Gregory Limardi*            Assistant Vice President   N/A

 Stuart Walsky*              Assistant Vice President   N/A

 Ronald L. Hall*             Vice President, Sales and  N/A
                             Marketing

 Christine M. Goodwin*       Assistant Vice President   N/A

 Stephen R. Breininger*      Assistant Vice President   N/A

 James Kiely*                Assistant Secretary        N/A

 Laura Schneider*            Assistant Secretary        N/A

  ---------------
  *201 Highland Avenue, Largo, Florida 33770


Item 30.  Location of Accounts and Records.
          ---------------------------------

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of WRL Investment Services, Inc. at their offices at 201 Highland Avenue, Largo, Florida 33770, or at the offices of the Fund's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02111.

Item 31.  Management Services.
          --------------------

          Not applicable

Item 32.  Undertakings.
          -------------

          The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders, Policyowners or Contract Owners upon request and without charge.

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                              Exhibits Filed with
                      Post-Effective Amendment No. 30 to
                            Registration Statement
                                 on Form N-1A

                             WRL Series Fund, Inc.
                            Registration No. 33-507

                                 Exhibit Index


  Exhibit                       Description
     No.                         of Exhibit
   --------                      ----------


   5.(i) Investment Advisory Agreement on behalf of the Portfolios of WRL Series Fund, Inc. with WRL Investment Management, Inc.

  11.     Consent of Price Waterhouse LLP.